Schedule 1.01A

Certain Security Interests and Guarantees

1. The Security Agreement executed by certain Loan Parties, substantially in the form of
Exhibit G.

2. The Intellectual Property Security Agreement executed by certain Loan Parties, substantially in the form of Exhibit I.

3. The Guaranty executed by certain Loan Parties, substantially in the form of Exhibit F.

Schedule 1.01B

Unrestricted Subsidiaries

None.

Schedule 1.01C

None.1
Activant Solutions Canada Limited Activant Solutions IRL Limited Activant Solutions UK Limited

Excluded Subsidiaries

Activant Solutions de Mexico, S.A. de C.V. Internet Auto Parts, Inc.
Epicor Software Argentina S.A. Epicor Software (Aust) Pty. Ltd. Epicor International, Inc.
Epicor Software Canada, Ltd.

Epicor Retail Solutions Corporation Epicor Software Colombia S.A.S. Epicor Software Deutschland GmbH Epicor Software (North Asia) Ltd. Epicor Software Netherlands BV Scala Business Solutions N.V.
Epicor Software (NZ) Limited Epicor Software (Asia) Pte Ltd. Epicor Software (Taiwan) Ltd. Epicor Software (Thailand) Co., Ltd.
Epicor Software (UK) Limited

1 The entities below are not listed for purposes of designating them as Excluded Subsidiaries. The entities are listed solely for the purposes of noting, that as of the Closing Date, each is an Excluded Subsidiary for purposes of subsections (b), (c), (d), (e), (f) or (g) of the definition in the Credit Agreement of an Excluded Subsidiary.

NSB Retail Systems Limited Epicor Software (Holdings) Epicor Software (Ireland) Ltd Epicor Software Mexico, S.C.
Epicor Business Solutions Mexico, S.A. de C.V. Epicor Software Venezuela S.A.
Epicor Software (Shanghai) Co., Ltd. Scala ECE (Overseas) Ltd.
Epicor Software Czech s.r.o. Epicor Software Denmark A/S Epicor Software Estonia OÜ Epicor Software Finland Oy
Scala Business Solutions Ireland Ltd. Epicor Software Italia S.r.l.
Epicor Software Japan K.K. Epicor Software Latvija SIA Epicor Software Lietuva UAB Scala License BV
Scala Management B.V.

Epicor Software Poland Sp. z.o.o. Epicor Software (SEA) Pte. Ltd.
Epicor Software (SEA) Pte. Ltd. (South Korean branch) Epicor Software Sweden AB
Scala International Ltd. Scala Balticum A.S.

Scala North America, Inc. NSB Retail Systems Inc. NSB US Sales Inc.
NSB Associates Limited

NSB Enterprises Limited

NSB Retail Solutions Limited NSB Funding No. 2 Limited NSB Finance Limited
NSB Finance No. 2 Limited

Scala CIS Limited

Epicor Software Hungary Kft. Epicor Software SRL
Epicor Software Slovakia, s.r.o.

Epicor Software South Africa (Pty) Ltd. Scalia Africa (Pty) Ltd.
Epicor Software East Africa Ltd. Epicor Software Kazakhstan Limited Epicor Software (M) Sdn Bhd
USI Europe Ltd. NSB Retail
Scala Ukraine DP

NSB Retail No. 2 Limited NSB Retail No. 3 Limited Scala Primo PT
Epicor Software France S.A.

K&E 18854951.1

Ablaksoft Kft

Epicor Limited (UK)

Scala ECE (Middle East) Ltd. Scala CIS ZAO

Schedule 1.01D

Guarantors

EGL Holdco, Inc. Activant Group Inc.
Epicor Software Corporation

Activant Solutions Inc. HM Coop LLC
Activant International Holdings, Inc.

SPECTRUM Human Resource Systems Corporation

CRS Retail Systems, Inc.

Schedule 2.01(b) Term B Commitments

Lender	Term B Commitment
Royal Bank of Canada	$425,000,000
Bank of America, N.A.	$425,000,000
Mizuho Corporate Bank, Ltd.	$20,000,000
Total	$870,000,000

Schedule 2.01(c) Revolving Commitments

Lender	Revolving Credit Commitment
Royal Bank of Canada	$30,000,000
Bank of America, N.A.	$30,000,000
Mizuho Corporate Bank, Ltd.	$15,000,000
Total	$75,000,000

Schedule 2.03(a)

Existing Letters of Credit

None.

Schedule 5.06

Litigation

Natoma Corp. filed a complaint against Epicor Software Corporation (“Epicor”) in the District Court of Northern County, Kansas, on May 6, 2008 alleging breach of contract and requesting the return of $135,847 in costs charged and claiming damages in the amount of $150,000 and requesting a judgment in the amount of $285,847 plus costs and damages in the amount of $10,000 per violation. Parties are discussing settlement. Expectation is that it will settle in the $50K range.

Schatz Bearing Corporation filed a complaint against Epicor in the Supreme Court of the State of New York County of Dutchess on July 17, 2009 alleging that it expended sums in excess of $150,000 for the purchase and implementation of Epicor’s software and that it suffered losses, including lost customers, lost profits and damage to its business reputation, in excess of
$650,000. Court dismissed claims for damages in excess of $150K amount paid by customer. Epicor is working to resolve issues. Customer is using the software.

American Orthodontics Corporation filed a complaint against Epicor in the United States District Court for the Eastern District of Wisconsin on March 8, 2010 alleging breach of contract and claiming that it had paid Epicor approximately $846,000 for software, installation, implementation, consulting and training and, following Epicor’s recommendation, had spent over $100,000 for new hardware. On March 4, 2011, American Orthodontics Corporation amended its complaint and is claiming that the software contains defects in design, material and workmanship and that Epicor and its representatives made untrue, deceptive and misleading representations that materially induced a pecuniary loss to American Orthodontics. In addition, American Orthodontics alleges in the amended complaint that it is entitled to treble damages and costs and attorneys’ fees. Epicor is moving to dismiss claims against individuals in the second amended complaint.

Wireless Communications, Inc. filed a complaint against Epicor in the Mecklenburg County Superior Court of North Carolina claiming breach of contract, breach of express and implied warranties, unfair and deceptive trade practices, fraud and negligent misrepresentation and claiming damages for an amount to be proven at trial but in no event in an amount less than $1,200,000, which includes payments to Epicor in excess of $600,000 for the software and other direct, incidental and consequential damages suffered by Wireless Communications in excess of
$600,000 and claiming that it is entitled to punitive damages. On January 10, 2011, the court granted Epicor’s motion to dismiss with prejudice. Matter has tentatively settled for $362,500 with insurance carrier picking up approximately $200K of settlement.

Wireless One, Inc. filed an amended complaint against Epicor in the Superior Court of Los Angeles, California on October 7, 2010, alleging breach of contract and claiming that it had paid Epicor $241,000 for software, maintenance and services which were not timely and appropriately performed or delivered, claiming that it had suffered actual and consequential damages, including lost business. Matter has tentatively settled for $100K

On February 9, 2011, employee Mary Rasar (“Rasar”) filed a complaint against Epicor in the Superior Court for Orange County, (Case No. 00429419) alleging, inter alia, that Epicor failed to pay certain wages. Rasar seeks the payment of such claimed unpaid wages and penalties in an amount over $105,000 as well as other damages and costs in connection with the alleged claims.

On December 1, 2010, former employee Kristine Stone (“Stone”), filed a lawsuit against Epicor in the Superior Court for Orange County, (Case No. 00448742) alleging, inter alia, wrongful termination, discrimination, gender bias and harassment, failure to pay overtime wages, and unlawful business practices. Stone seeks damages in excess of $3,000,000.

On January 23, 2007, Philip Goodall, a former employee of Epicor filed a class action suit against Epicor. The proceeding is in court and as of January 18, 2011, Epicor was waiting for the court to provide instructions regarding the formalization of the class action settlement. Epicor is seeking to settle the matter for $60,000. The class has never been certified or published. Court approved the $60K settlement.

On April 27, 2011, Williams Industries, Inc. filed a lawsuit in Indiana against Epicor alleging Breach of Contract and tort claims arising out of Software performance and functionality issues. Epicor estimates its exposure to be approximately $150,000 based on the amounts paid to Epicor by Williams and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with Williams. Epicor is discussing resolution with opposing counsel and retaining its own local counsel to defend.

On March 24, 2011, Newpoint Thermal filed a lawsuit against Epicor alleging breach of warranty and tort claims arising out of its implementation of the Epicor software. Plaintiff has paid Epicor $10,000 and is seeking return of the same. Epicor is defending itself and is seeking to resolve the claim.

Epicor has received complaints from Orly International Inc. regarding the performance of Epicor’s software and its implementation. Epicor estimates its exposure to be approximately $353,000 based on the amounts paid to Epicor by Orly and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with Orly.

Epicor has received complaints from MGM regarding alleged implementation delays and is seeking concessions. Epicor estimates its exposure to be approximately $536,000 based on the amounts paid to Epicor by MGM and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with MGM.

Epicor has received complaints from Maher regarding alleged product performance and functionality. The parties have since entered into a settlement agreement which includes a refund for customization maintenance fees, a commitment to complete the agreed customizations for no additional charge subject to certain hour caps on consulting. Epicor estimates its exposure to be approximately £535,000 based on the amounts paid to Epicor by Maher and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with Maher.

Epicor has received complaints from Cheapflights Media Ltd. regarding alleged product performance and functionality issues and is seeking concessions. Epicor estimates its exposure to be approximately £283,000 based on the amounts paid to Epicor by Cheapflights and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with Cheapflights.

Epicor has received complaints from TotalPDA Ltd. regarding alleged product performance and functionality issues and is seeking concessions. Epicor estimates its exposure to be approximately £130,000 based on the amounts paid to Epicor by TotalPDA and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with TotalPDA.

Epicor has received complaints from Western Australia Newspaper regarding alleged product implementation and functionality issues, primarily related to direct debit functionality. Epicor estimates its exposure to be approximately $390,000 AUD based on the amounts paid to Epicor by Western Australia and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with Western Australia.

Epicor has received complaints from Repuestos Nuevos, S.A., primarily related to country specific functionality of all products and services that are currently actively marketed or distributed by or on behalf of Epicor or any of its subsidiaries as of the date hereof. Epicor estimates its exposure to be approximately $32,000 based on the amounts paid to Epicor by Repuestos Nuevos and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with Repuestos Nuevos.

Epicor has received complaints from NRS, primarily related to alleged product functionality issues and responsibility for amounts over the estimated fixed bid deliverables. Epicor estimates its exposure to be approximately $484,000 based on the amounts paid to Epicor by NRS and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with NRS.

Epicor has received complaints from The W.E. Bassett Company, Inc. relating to outsourcing of servers. Epicor estimates its exposure to be approximately $431,224 based on the amounts paid to Epicor by W.E. Bassett and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with W.E. Bassett.

Epicor has received complaints from ReadyOne Industries, Inc. relating to product performance, functionality and Epicor’s outsourcing (hosted) services. Epicor estimates its exposure to be approximately $503,000 based on the amounts paid to Epicor by ReadyOne and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with ReadyOne.

Epicor Software (UK) Limited received a letter from counsel to Ede & Ravenscroft Ltd. on November 8, 2010 containing allegations of misrepresentations by Epicor Software (UK) Limited, breach of contract and product performance and functionality issues. In the November 8, 2010 letter, Ede & Ravenscroft is seeking damages of approximately £1.22 million. Epicor estimates its exposure to be approximately £629,000 based on the amounts paid to Epicor by Ede & Ravenscroft and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with Ede & Ravenscroft. Epicor Software (UK) Limited and Ede & Ravenscroft have exchanged correspondence on November 22, 2010, December 1, 2010, January 7, 2011, January 31, 2011, February 3, 2011, February 14, 2011, February 17, 2011, March 1, 2011, March 21, 2011, April 5, 2011, April 13, 2011, April 13, 2011 and April 26, 2011. Matter is scheduled for mediation on May 11, 2011.

Epicor has received complaints from Baker Perkins Ltd. related to performance issues including running schema holder changes and is seeking concessions. Epicor estimates its exposure to be approximately £538,000 based on the amounts paid to Epicor by Baker Perkins and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with Baker Perkins.

The following customers have terminated their relationships with Epicor for alleged performance and functionality issues:

Epicor received a termination letter from Williams Industries, Inc. alleging performance and functionality issues. Epicor estimates its exposure to be approximately $109,000 based on the amounts paid to Epicor by Williams and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with Williams.

Epicor received a termination letter from Washington Dental Service, dated March 18, 2011, alleging performance and functionality issues. Customer has paid Epicor approximately $500,000. Epicor estimates its exposure to be approximately $250,000 based on the amounts paid to Epicor by Washington Dental and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with Washington Dental. Epicor has resolved the dispute for return to Customer of $175,000 of $500K paid.

Epicor received communications from Structural Component Systems alleging performance and functionality issues. Epicor estimates its exposure to be approximately $90,000 based on the amounts paid to Epicor by Structural Component Systems and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with Structural Component Systems.

Epicor received a termination letter from ParknPool Corp., dated March 21, 2011, alleging implementation issues. Epicor estimates its exposure to be no greater than $132,331 based on the amounts paid to Epicor by ParknPool and assuming the enforceability of the limitation of liability provisions contained in Epicor’s agreements with ParknPool.

In January 2011, Restoration Hardware informed Epicor that Restoration Hardware has been named in a class action lawsuit and has asked Epicor to explain why credit card expiration dates are not masked on sales receipts. No claim has been made against Epicor to date in connection with this lawsuit and thus Epicor is not able to estimate its potential exposure related to this matter. However, Epicor could potentially have indemnification obligations to Restoration Hardware in connection with the class action lawsuit.

Kristin Diamond v. Activant Solutions, Inc. Colorado Dept. of Regulatory Agencies – Div. of Civil Rights Charge Number E20100459. Charge of gender and age discrimination filed by former employee and Activant in-house counsel. Charge and responsive Position Statement filed. Colorado Division of Civil Rights issued a Notice of Right to Sue on March 22, 2011. Former employee has 90 days from that date to file a lawsuit on the underlying claim.

Activant Solutions Inc. v. Notoco Industries. AAA Case No. 74 117 00882 09 JEMO. Activant seeking to collect approximately $270,000 from customer in conjunction with the purchase of an Activant Prophet 21 system. Customer countered that the system was defective and services inadequate. Arbitration hearing occurred in February and on April 29, 2011, the arbitrator issued an award granting $405,202.38 to Activant, plus $133.37 in interest for every day after April 11, 2011 until payment is made to Activant, In addition, Notoco was ordered to pay Activant’s share of the fees and expenses for the arbitrator in the amount of $7,759.50.

Eastern Sales Services, Inc. Court of Common Pleas of Bucks County, PA Civil Action No.: 2010-08377. Customer seeking refund of approximately $47,000 in conjunction with Activant Prophet 21 website license and implementation services. Activant has answered the Complaint and propounded discovery. The parties are exchanging offers for settlement with a payment to Activant, but have not agreed to a settlement amount.

Internet AutoParts, Inc. v. Activant Solutions Inc. State of Texas District Court of Travis County D-1-GN-10-002385. IAP filed complaint alleging breach of fiduciary duties and tortious interference by licensing catalogs and catalog services to another party in the joint venture, General Parts, Inc. which then allegedly used such catalogs and services to breach a covenant not to compete contained in IAP’s stockholders agreement. Plead to recover unspecified damages. ASI answered IAP’s complaint and filed a motion to dismiss or stay IAP’s lawsuit in favor of arbitration. ASI also filed a demand for arbitration against IAP with AAA, seeking a declaratory judgment that ASI’s contracts with IAP expressly permit ASI to license catalogs and catalog services to GPI. State court action “abated” in favor of arbitration and IAP filed an answer and counterclaim with AAA. Activant’s motion for Partial Summary Judgment of all of the IAP claims was granted by the AAA panel, which also granted the parties the right to amend their pleadings by March 25, 2011. IAP did not file an amendment to its pleadings. Activant’s claim for reimbursement of its legal fees and for breach of contract for unpaid royalties are still pending. The parties have exchanged offers for settlement with a payment to Activant, but have not agreed to a settlement amount.

Jackson Newell Paper Company seeking a refund on purchase of Prophet 21 system based on alleged deficiencies in the software. Jackson filed a Demand for Arbitration and Statement of Claim on January 21, 2011, seeking $719,092). Activant filed an Answer to Demand on February 7, 2011. The parties have agreed to an arbitrator and the hearing has been scheduled for December 12-15, 2011. The parties have exchanged offers for settlement with a payment to Jackson Newell, but have not agreed to a settlement amount.

Activant Wholesale Distribution Solutions, Inc. v. Coni-Seal, Inc. Superior Court of California Alameda County – Unlimited Division No. VG10541500. Collection action filed by Activant for $65,111 against former customer. Customer failed to file an Answer and default judgment was granted for Activant on 11/18/10. Activant filed a Declaration in Support of the Default Judgment. Activant received a letter from Coni-Seal indicating that it was engaged in a self liquidation or sale. Activant was granted a default judgment on February 1, 2011.

Motorcade Industries Ltd. provided a thirty day notice (letter dated December 2, 2010) of termination of the Master Customer Agreement entered into between the parties, for the cure of alleged deficiencies in the Activant Vision software product, with an original purchase price of approximately $450,000. Activant has been actively engaged in addressing the customer’s concerns with the software and the customer has now paid all past invoices.

Activant received a Letter of Warning by email on 12/1/10 from the Maine Department of Environmental Protection regarding compliance and registration with the Maine Electronic Waste Recycling Program with regard to computer monitors. Certain Activant predecessors applied their brands to monitors manufactured by original equipment manufacturers, and Activant currently redistributes monitors manufactured by suppliers such as Dell. The annual registration fee is $3,000. Activant is in the process of registering under the state program, including payment of the $3,000 annual fee.

Automotive Supply Company, Inc. communicated alleged deficiencies in the performance and deployment of the Activant Vision product, seeking compensation. The parties entered into a Settlement Agreement, dated November 2, 2010, under which Activant provided certain credits on customer’s account and price concessions. Since that time, Activant has received further communications with the customer expressing dissatisfaction with service disruptions involving Activant’s AConneX gateway service (which Activant asserts has a measured availability at 99.85% during business hours), seeking further compensation and access to alternative gateways. The parties are discussing a business resolution to address the customer’s concern, including possible service credits and failover access to an alternative gateway.

Activant received a communication from XL Parts LLC expressing dissatisfaction with alleged service disruptions involving Activant’s AConnex service, seeking access to alternative gateways. The parties are discussing a business resolution to address the customer’s concerns with the AConnex service, including possible failover access to an alternative gateway. Activant received a subsequent communication, dated May 4, 2011, in which the customer requested that Activant address described problems with the Activant Vision and Activant Compass software licensed to the customer. Activant is investigating and seeking to resolve the issues raised by the customer.

Activant received a letter dated April 14, 2014 from Coast Pump Water Technologies, complaining about Activant’s implementation of Prelude software, seeking the recovery of
$78,903 for support service charges paid since October 2010 and $102,590 for professional services allegedly not delivered to the customer. Activant is investigating the matters raised in the letter and preparing a response denying the allegations.

Activant Solutions UK Ltd. received a letter dated April 7, 2011 from solicitors representing Partservices Limited concerning alleged deficiencies in software and hardware acquired in August 2002 and November 2005, seeking compensation for a loss of business suffered “in the region of £35,000.” Activant has engaged solicitors who are preparing a response denying any liability to the customer.

Vickie Schulte-Kincaid v. Activant Solutions Inc. EEOC Julia Way, Supervisor Investigator San Antonio Field Office 5410 Fredericksburg Rd, #200 San Antonio TX 78229. Charge of ADA discrimination, dated February 2, 2011. Activant filed its Response to Charge of Discrimination on March 11, 2011. On April 26, 2011, Activant received a request for further information from the EEOC investigator, which was sent on or about May 11, 2011.

In connection with the Epicor Merger, four putative stockholder class actions were filed in the Superior Court of California, Orange County, and two such suits were filed in Delaware Chancery Court. The actions filed in California are entitled, Kline v. Epicor Software Corp. et al.,(filed Apr. 6, 2011); Tola v. Epicor Software Corp. et al., (filed Apr. 8, 2011); Watt v. Epicor Software Corp. et al., (filed Apr. 11, 2011), Frazer v. Epicor Software et al., (filed Apr. 15,
2011). The actions pending in Delaware are entitled Field Family Trust Co. v. Epicor Software Corp. et al., (filed Apr. 12, 2011) and Hull v. Klaus et al., (filed Apr. 22, 2011). Amended complaints were filed in the Tola and Field Family Trust actions on April 13, 2011 and April 14,
2011, respectively. Plaintiff Kline dismissed his lawsuit on April 18, 2011. The pending suits allege that the Epicor directors breached their fiduciary duties of loyalty and due care, among others, by seeking to complete the sale of Epicor to Apax and its affiliates through an allegedly unfair process and for an unfair price and by omitting material information from the Solicitation/Recommendation Statement on Schedule 14D-9 that Epicor filed on April 11, 2011 with the SEC. The complaints also allege that Epicor, Apax, and Sub aided and abetted the directors in the alleged breach of fiduciary duties. The plaintiffs seek certification as a class and relief that includes, among other things, an order enjoining the tender offer and Epicor Merger, rescission of the Epicor Merger, and payment of plaintiff’s attorneys’ fees and costs.

Schedule 5.10(a)

Compliance with ERISA

Following a 2008 plan valuation, the regulator of pension plans in the United Kingdom (“UK”) raised concerns regarding the covenant of Epicor’s affiliates in the UK, NSB Retail, NSB Retail No. 2 Limited, NSB Retail No. 3 Limited and NSB Retail Solutions Limited, to fund a pension benefit plan, the former RTC Retirement Benefits Scheme, established for the benefit of the employees of such affiliates, the most recent actuarial estimate of the unfunded liability associated with such pension plan is £2.4 million as of March, 2010.

Schedule 5.11

Subsidiaries and Other Equity Investments

Name of Subsidiary	Parent of Subsidiary	Jurisdiction of Organization	Percentage Ownership Interests
Eagle Parent, Inc.*	EGL Holdco, Inc.	Delaware	100%
Activant Group Inc.*	Eagle Parent, Inc.	Delaware	100%
Epicor Software Corporation*	Eagle Parent, Inc.	Delaware	100%
Activant Solutions Inc.*	Activant Group Inc.	Delaware	100%
HM Coop LLC*	Activant Solutions Inc.	Delaware	100%
Activant International Holdings, Inc. *	Activant Solutions Inc.	Delaware	100%
Activant Solutions Canada Limited**	Activant International Holdings, Inc.	Canada	100%
Activant Solutions IRL Limited	Activant Solutions Inc.	Ireland	100%
Activant Solutions UK Limited	Activant Solutions Inc.	United Kingdom	100%
Activant Solutions de Mexico, S.A. de C.V.	Activant Solutions Inc. (99.98%) Activant Solutions Canada Limited (0.02%)	Mexico	100%
SPECTRUM Human Resource Systems Corporation*	Epicor Software Corporation	Colorado	100%
CRS Retail Systems, Inc.*	Epicor Software Corporation	New York	100%
Epicor Software Argentina S.A.	Vince Lowder as nominee (1 share) Epicor Software Corporation (9 share)	Argentina	100%
Epicor Software (Aust) Pty. Ltd.**	Epicor Software Corporation	Australia	100%

Name of Subsidiary	Parent of Subsidiary	Jurisdiction of Organization	Percentage Ownership Interests
Epicor International, Inc.	Epicor Software Corporation	Bermuda	100%
Epicor Software Canada, Ltd.**	Epicor Software Corporation	Canada	100%
Epicor Retail Solutions Corporation**	Epicor Software Corporation	Canada	100%
Epicor Software Colombia S.A.S.	Epicor Software Corporation	Colombia	100%
Epicor Software Deutschland GmbH	Epicor Software Corporation	Germany	100%
Epicor Software (North Asia) Ltd.	Epicor Software Corporation	Hong Kong	100%
Epicor Software Netherlands BV	Epicor Software Corporation	Netherlands	100%
Scala Business Solutions N.V.**	Epicor Software Corporation	Netherlands	100%
Epicor Software (NZ) Limited	Epicor Software Corporation	New Zealand	100%
Epicor Software (Asia) Pte Ltd.	Epicor Software Corporation	Singapore	100%
Epicor Software (Taiwan) Limited	Epicor Software Corporation	Taiwan	100%
Epicor Software (Thailand) Co., Ltd.	Epicor Software Corporation	Thailand	100%
Epicor Software (UK) Limited**	Epicor Software Corporation	United Kingdom	100%
NSB Retail Systems Limited	Epicor Retail Solutions Corporation	United Kingdom	100%
Epicor Software (Holdings)	Vince Lowder as nominee (1 share) Epicor Software Corporation (1	Ireland	100%

K&E 18854951.1

Name of Subsidiary	Parent of Subsidiary	Jurisdiction of Organization	Percentage Ownership Interests
	share)
Epicor Software (Ireland) Ltd.	Vince Lowder as nominee (1 share) Epicor Software Corporation (300,020 shares) Epicor Software (Holdings) (100,001)	Ireland	100%
Epicor Software Mexico, S.C.	Epicor Software Corporation	Mexico	100%
Epicor Business Solutions Mexico, S.A. de C.V.	Epicor Software Corporation	Mexico	100%
Epicor Software Venezuela S.A.	Epicor Software Corporation (9 shares) Vince Lowder as nominee (1 share)	Venezuela	100%
Epicor Software (Shanghai) Co., Ltd.	Scala Business Solutions N.V.	Peoples Republic of China	100%
Scala ECE (Overseas) Ltd.	Scala Business Solutions N.V.	Cyprus	100%
Epicor Software Czech s.r.o.	Scala Business Solutions N.V.	Czech Republic	100%
Epicor Software Denmark A/S	Scala Business Solutions N.V.	Denmark	100%
Epicor Software Estonia OÜ	Scala Business Solutions N.V.	Estonia	100%
Epicor Software Finland Oy	Scala Business Solutions N.V.	Finland	100%
Scala Business Solutions (Ireland) Ltd	Scala Business Solutions N.V.	Ireland	100%
Epicor Software Italia S.r.l.	Scala Business Solutions N.V.	Italy	100%

K&E 18854951.1

Name of Subsidiary	Parent of Subsidiary	Jurisdiction of Organization	Percentage Ownership Interests
Epicor Software Japan K.K.	Scala Business Solutions N.V.	Japan	100%
Epicor Software Latvija SIA	Scala Business Solutions N.V.	Latvia	100%
Epicor Software Lietuva UAB	Scala Business Solutions N.V.	Lithuania	100%
Scala License BV	Scala Business Solutions N.V.	Netherlands	100%
Scala Management B.V.	Scala Business Solutions N.V.	Netherlands	100%
Epicor Software Poland Sp. z.o.o.	Scala Business Solutions N.V.	Poland	100%
Epicor Software (SEA) Pte. Ltd.	Scala Business Solutions N.V.	Singapore	100%
Epicor Software Sweden AB	Scala Business Solutions N.V.	Sweden	100%
Scala International Ltd	Scala Business Solutions N.V.	United Kingdom	100%
Scala Balticum AS	Scala Business Solutions N.V.	Estonia	100%
Scala North America, Inc.	Scala Business Solutions, N.V. (10,000 shares) Scala ECE (Overseas) Ltd. (75,366 shares)	Delaware	100%
NSB Retail Systems Inc.	NSB Retail Systems Limited	Ohio	100%
NSB US Sales Inc.	NSB Retail Systems Limited	Delaware	100%
NSB Associates Limited	NSB Retail Systems Limited	United Kingdom	100%
NSB Enterprises Limited	NSB Retail Systems Limited	United Kingdom	100%
NSB Retail Solutions Limited	NSB Retail Systems Limited	United Kingdom	100%

K&E 18854951.1

Name of Subsidiary	Parent of Subsidiary	Jurisdiction of Organization	Percentage Ownership Interests
NSB Funding No. 2 Limited	NSB Retail Systems Limited	United Kingdom	100%
NSB Finance Limited	NSB Retail Systems Limited	United Kingdom	100%
NSB Finance No. 2 Limited	NSB Retail Systems Limited	United Kingdom	100%
Scala CIS Limited	Scala ECE (Overseas) Ltd.	Cyprus	100%
Epicor Software Hungary Kft.	Scala ECE (Overseas) Ltd.	Hungary	100%
Epicor Software SRL	Scala ECE (Overseas) Ltd.	Romania	100%
Epicor Software Slovakia, s.r.o.	Scala ECE (Overseas) Ltd.	Slovakia	100%
Scala Africa (Pty) Ltd.	Scala ECE (Overseas) Ltd. (93%) Scala Business Solutions NV (7%)	South Africa	100%
Epicor Software South Africa (Pty) Ltd.	Scala Africa (Pty) Ltd.	South Africa	100%
Epicor Software East Africa Ltd.	Scala ECE (Overseas) Ltd	Kenya	100%
Epicor Software Kazakhstan Limited	Scala Management B.V.	Kazakhstan	100%
Scala Primo PT	Epicor Software (SEA) Pte. Ltd	Indonesia	100%
Epicor Software (M) Sdn Bhd	Epicor Software (SEA) Pte. Ltd.	Malaysia	100%
Epicor Software (SEA) Pte. Ltd - Korea Branch	Epicor Software (SEA) Pte. Ltd.	South Korea	100%
USI Europe Ltd.	NSB Retail Systems Inc.	United Kingdom	100%

K&E 18854951.1

Name of Subsidiary	Parent of Subsidiary	Jurisdiction of Organization	Percentage Ownership Interests
NSB Retail	NSB Associates Ltd. (9.9%) NSB Enterprise Ltd. (90.1%)	United Kingdom	100%
Scala Ukraine DP	Scala CIS Limited	Ukraine	100%
NSB Retail No. 2 Limited	NSB Retail	United Kingdom	100%
NSB Retail No. 3 Ltd.	NSB Retail	United Kingdom	100%
Epicor Software France S.A.	Epicor Software Corporation	France	100%
Ablaksoft Kft	Scala ECE (Overseas) Limited	Hungary	100%
Epicor Limited (UK)	Epicor Software (UK) Limited	UK	100%
Scala ECE (Middle East) Ltd.	Scala ECE (Overseas) Limited	Cyprus	100%
Scala CIS ZAO	Scala CIS Ltd	Russia	95%

* Indicates 100% of the equity securities of this entity are being pledged.

** Indicates 65% of the equity securities of this entity are being pledged.

K&E 18854951.1
Schedule 7.01(b) Existing Liens

Debtor(s)	Jurisdiction Searched	Search Type & Date	Secured Party	File No. / File Date	Collateral Description
Epicor Software Corporation	Delaware	UC 9/22/10	Hewlett- Packard Financial	11/17/2004 4329521 1	Leased equipment.
Epicor Software Corp	Delaware	UCC 9/22/10	Xerox Corporation	02/07/2007 2007 0501576	Leased equipment.
Epicor Software Corporation	Delaware	UCC 9/22/10	De Lage Landen Financial	06/26/2007 2007 2663481	Leased equipment.
Epicor Software Corporation	Delaware	UCC 9/22/10	De Lage Landen Financial	11/27/2007 2007 4544788	Leased equipment.
Activant Solutions Inc	Delaware	UCC 11/10/10	Canon Financial Services	01/31/2008 2008 0383560	Leased equipment.

Activant Solutions Inc.	Delaware	UCC 11/10/10	Canon Financial Services	3/21/2011 2011 1042129	Leased equipment.
Activant Solutions Inc.	Delaware	UCC 4/18/11	Canon Financial Services	1/31/2008 80383560	Leased equipment.
Activant Solutions Inc.	Delaware	UCC 4/18/11	Canon Financial Services	3/21/2011 11042129	Leased equipment.
SPECTRUM Human Resource Systems Corporation	Colorado	UCC 4/28/11	Cisco Systems Capital Corporation	6/18/2003 20032065531	Leased equipment.
SPECTRUM Human Resource Systems	Colorado	UCC 4/28/11	Cisco Systems Capital Corporation	10/12/2006 2006F099903	Leased equipment.

Corporation
SPECTRUM Human Resource Systems Corporation	Colorado	UCC 4/28/11	Dell Financial Services L.P.	2/29/2008 2008F021374	Leased equipment.
SPECTRUM Human Resource Systems Corporation	Colorado	UCC 4/28/11	Banc of America Leasing and Capital, LLC	8/12/2008 20082080272	Leased equipment.
SPECTRUM Human Resource Systems Corporation	Colorado	UCC 4/28/11	Wells Fargo Equipment Finance, Inc.	12/29/2008 20082126084	Leased equipment.
SPECTRUM Human Resource Systems Corporation	Colorado	UCC 4/28/11	Wells Fargo Equipment Finance, Inc.	9/25/2009 2009F081509	Leased equipment.
SPECTRUM Human Resource Systems Corporation	Colorado	UCC 4/28/11	Wells Fargo Equipment Finance, Inc.	12/29/2009 2009F106360	Leased equipment.

K&E 18854951.1

Schedule 7.03(c) Surviving Indebtedness

Debtor	Lender	Amount	Description
Activant Solutions Inc.	Various	$114,295,000	Principal balance of Activant’s existing 9.5% senior subordinated notes due May 2, 2016 that remain outstanding but have been discharged pursuant to their governing indenture
Epicor Software Corporation	Various	$230,000,000	Principal balance of Epicor’s existing 2.375% convertible senior notes due in 2027 that do not tender for redemption on or prior to the Closing Date
Epicor Software Corporation	Epicor Business Solutions Mexico, S.A. de C.V.	$ 440,000	Intercompany Note, May 9, 2011
Epicor Software Corporation	Epicor Software (Asia) Pte. Ltd.	$ 110,000	Intercompany Note, May 9, 2011
Epicor Software Corporation	Epicor Software (Aust) Pty. Ltd.	$1,100,000	Intercompany Note, May 10, 2011
Epicor Software Corporation	Epicor Software Canada, Ltd.	CAD $1,350,000	Intercompany Note, May 9, 2011
Epicor Software Corporation	Epicor Software Denmark A/S	$ 750,000	Intercompany Note, May 9, 2011
Epicor Software Corporation	Epicor Software Deutschland GmbH	$ 400,000	Intercompany Note, May 9, 2011

Epicor Software Corporation	Epicor Software Estonia OÜ	$ 160,000	Intercompany Note, May 9, 2011
Epicor Software Corporation	Epicor Software Finland Oy	$ 700,000	Intercompany Note, May 9, 2011
Epicor Software Corporation	Epicor Software Japan, K.K.	$ 100,000	Intercompany Note, May 9, 2011
Epicor Software Corporation	Epicor Software (North Asia) Limited	$ 330,000	Intercompany Note, May 9, 2011
Epicor Software Corporation	Epicor Software (SEA) Pte. Ltd.	$ 400,000	Intercompany Note, May 9, 2011
Scala ECE (Overseas) Limited	Epicor Software Sweden AB	$ 860,000	Intercompany Note, May 9, 2011
Epicor Software Corporation	Epicor Software (Thailand) Co., Ltd.	$ 130,000	Intercompany Note, May 9, 2011
Epicor Software Corporation	Epicor Software (UK) Limited	£3,000,000	Intercompany Note, May 10, 2011
Epicor Software Corporation	Epicor Software (UK) Limited	$2,000,000	Intercompany Note, May 12, 2011
Epicor Software Corporation	Scala ECE (Overseas) Limited	$5,610,000	Intercompany Note, May 10, 2011
Epicor Software Corporation	Scala International Limited	$1,880,000	Intercompany Note, May 9, 2011
Epicor Software Corporation	Scala Latvia SIA	$ 130,000	Intercompany Note, May 9, 2011
Scala Business Solutions, N.V.	Scala (Overseas) ECE Ltd.	$13,300,000	Intercompany Note
Epicor Retail Solutions, Inc. (predecessor-in- interest to Epicor Retail Solutions	Epicor Software Corporation	USD$200,000,000	Intercompany Note, February 19, 2008

K&E 18854951.1

Corporation)
Epicor (Aust) Pty. Ltd.	Epicor Software Corporation	USD$7,854,728.07	Intercompany Note, November 30, 3007
Epicor Software Corporation	Epicor Software Sweden AB	SEK 157,785,719.51	Intercompany Note, September 23, 2008
Epicor Software Corporation	Bank of America	AUD $6,000,000	Futures Swap Agreements value date June 30, 2011
Epicor Software Corporation	Key Bank	AUD $3,000,000	Futures Swap Agreements value date June 30
Epicor Software Corporation	Wells Fargo	AUD $3,000,000	Futures Swap Agreements value date June 30
Epicor Software Corporation	Key Bank	NZD $500,000	Futures Swap Agreements value date June 30
Epicor Software Corporation	Union Bank	CAD $2,000,000	Futures Swap Agreements value date June 30
Epicor Software Corporation	Wells Fargo	MXN 10,000,000	Futures Swap Agreements value date June 30
Scala ECE (Overseas) Limited	Bank of America	MYR 3,400,000	Futures Swap Agreements value date June 30
Scala ECE (Overseas) Limited	Key Bank	RUB 12,888,500	Futures Swap Agreements value date June 30
Activant Solutions Inc.	JP Morgan Chase	$174,722.67	Letter of Credit issued to The Travelers Indemnity Company 4
Activant Solutions UK Limited	Activant Solutions Inc.	$1,122,646.39	Intercompany Indebtedness

Activant Solutions IRL Limited	Activant Solutions Inc.	$938,907.49	Intercompany Indebtedness

4 Note that a back-to-back letter of credit in favor of JPM will need to be issued at closing.

K&E 18854951.1

Schedule 7.08

Transactions with Affiliates

Amended and Restated Formation Agreement, dated as of May 31, 2000, by and among Internet AutoParts, Inc., General Parts, Inc., Cooperative Computing, Inc., HM Coop LLC, Glenn E. Staats, Preston W. Staats and the other parties signatories thereto.

Stockholders Agreement, dated as of May 31, 2000, by and among Internet AutoParts, Inc. and the securityholders listed on the signature pages thereof.

Amendment to Stockholders Agreement of Internet AutoParts, Inc. Dated May 31, 2000, dated November 29, 2001, by Cooperative Computing, Inc.

Software and Data License and Service Agreement, dated as of May 31, 2000, by and between Cooperative Computing, Inc. and Internet AutoParts, Inc.

Reseller Agreement, dated as of October 23, 2007, by and between Internet AutoParts, Inc. and Activant Solutions Inc.

Schedule 10.02

Administrative Agent’s Office, Certain Addresses for Notice

If to the Administrative Agent:

200 Bay Street 12th Floor
South Tower Royal Bank Plaza
Toronto Ontario
M5J2W7
Attention Manager Agency Fax 416.842.4023

If to the Swing Line Lender:

RBC Capital Markets
Three World Financial Center
200 Vesey Street
New York, New York 10281-8098

If to the L/C Issuer:

RBC Capital Markets
Three World Financial Center
200 Vesey Street
New York, New York 10281-8098

If to the Borrower:

Eagle Parent, Inc.
18200 Von Karman Avenue, Suite 1000
Irvine, CA 92612
Attention: General Counsel
Fax: (949) 341-4225 with a copy to:
Apax Partners, L.L.P.
601 Lexington Avenue, 53rd Floor
New York, New York 10022
Attention: Jason Wright
Fax: (212) 646-7242

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

[Date]

Royal Bank of Canada
as Administrative Agent under the Credit Agreement referred to below

[200 Bay Street
Royal Bank Plaza
l2th Floor South Tower
Toronto Ontario M5J 2W7
Attention: Manager Agency
Agency Service Group
Facsimile 416 842-4023] Ladies and Gentlemen
The undersigned Eagle Parent, Inc. refers to the Credit Agreement dated as of May [ ],
2011 (as amended, amended and restated supplemented or otherwise modified from time to time the
“Credit Agreement”; the terms defined therein being used herein as therein defined) among the under- signed, EGL Holdco, Inc., a Delaware corporation (“Holdings”), the Lenders party thereto and Royal
Bank of Canada as Collateral Agent and Administrative Agent for the Lenders and hereby gives you no-
tice irrevocably pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a [Borrowing] [conversion] [continuation] under the Credit Agreement and in that connection sets forth below the information relating to such [Borrowing][conversion][continuation] (the “Proposed [Borrow- ing][conversion][continuation]”) as required by Section 2.02(a) of the Credit Agreement:

(i) The Business Day of the Proposed [Borrowing][conversion][continuation] is
, 201_.

(ii) The Facility under which the Proposed [Borrowing][conversion] [continuation] is requested is the Facility.

(iii) The Type of Advances comprising the Proposed [Borrow- ing][conversion][continuation] is [Base Rate Advances] [Eurocurrency Rate Advances][L/C Ad- vance].1

(iv) The aggregate amount of the Proposed [Borrowing][conversion][continuation] is
$ .2

1 Note that the maximum term for an L/C is one year.

(v) [The initial Interest Period for each Eurocurrency Rate Advance made as part of the Proposed Borrowing is month[s].]

The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed [Borrowing][conversion][continuation]:

(A) [Subject to the Conditions Precedent to Credit Extensions,]3 The representations and warranties contained in each Loan Document are correct in all material respects on and as of the date of the Proposed [Borrowing] [conversion] [continuation], before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom as though made on and as of such date other than any such representations or warranties that by their terms refer to a specific date other than the date of the Proposed [Borrowing] [conversion] [continuation], in which case as of such specific date

(B) No Default has occurred and is continuing or would result from such Proposed
[Borrowing][conversion][continuation] or from the application of the proceeds therefrom.

Delivery of an executed counterpart of this Committed Loan Notice by telecopier shall be effective as delivery of an original executed counterpart of this Committed Loan Notice.

Footnote continued from previous page.

2
Must be a minimum of $2,500,000 or a whole multiple of $100,000 in excess thereof for Eurocur- rency Rate Loans. Must be a minimum of $1,000,000 or a whole multiple of $100,000 in excess thereof for Base Rate Loans.

3 Insert if the Proposed Borrowing is the Initial Extension of Credit.

A-2

Very truly yours

EAGLE PARENT, INC.

By:	Title:

EXHIBIT B

FORM OF SWING LINE LOAN NOTICE

[Date]

[Swing Line Lender] [Address]
Attention
Facsimile

Ladies and Gentlemen

The undersigned Eagle Parent, Inc. refers to the Credit Agreement dated as of May [ ],
2011 (as amended, amended and restated supplemented or otherwise modified from time to time the
“Credit Agreement”; the terms defined therein being used herein as therein defined) among the under- signed, EGL Holdco, Inc., a Delaware corporation (“Holdings”), the Lenders party thereto and Royal Bank of Canada as Collateral Agent and Administrative Agent for the Lenders and hereby gives you no- tice irrevocably pursuant to Section 2.04 of the Credit Agreement that the undersigned hereby requests a Swing Line Borrowing under the Credit Agreement and in that connection sets forth below the informa- tion relating to such Swing Line Borrowing (the “Proposed Swing Line Borrowing”) as required by Sec- tion 2.04(b) of the Credit Agreement:

(i) The Business Day of the Proposed Swing Line Borrowing is , 201_. (ii) The aggregate amount of the Proposed Swing Line Borrowing is $ .4
The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Swing Line Borrowing:

(A) [Subject to the Conditions Precedent to Credit Extensions,]5 The representations and warranties contained in each Loan Document are correct in all material respects on and as of the date of the Proposed Swing Line Borrowing before and after giving effect to the Proposed Swing Line Borrowing and to the application of the proceeds therefrom as though made on and as of such date other than any such representations or warranties that by their terms refer to a spe- cific date other than the date of the Proposed Swing Line Borrowing in which case as of such specific date.

(B) No Default has occurred and is continuing or would result from such Proposed
Swing Line Borrowing or from the application of the proceeds therefrom.

4 Must be a minimum of $100,000 or an integral multiple of $25,000 in excess thereof.

5 Insert if the Proposed Borrowing is the Initial Extension of Credit.

Delivery of an executed counterpart of this Swing Line Loan Notice by telecopier shall be effective as delivery of an original executed counterpart of this Swing Line Loan Notice.

Very truly yours, EAGLE PARENT, INC.

By:	Title:

EXHIBIT C-1

FORM OF TERM NOTE

$ Dated , 201_

FOR VALUE RECEIVED, the undersigned, Eagle Parent, Inc., a Delaware cor- poration (the “Borrower”), HEREBY PROMISES TO PAY or its registered assigns (the “Lender”) for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below; terms defined therein, unless otherwise defined herein, being used herein as therein defined) the principal amount of the Term B Loan on the dates and in the amounts specified in the Credit Agreement owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of May [ ], 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, EGL Holdco, Inc., a Delaware corporation (“Holdings”), the Lender and certain other Lenders from time to time party thereto, Royal Bank of Canada as Collateral Agent and Administrative Agent for the Lender and for such other Lenders and the other agents party thereto.

The Borrower promises to pay interest on the unpaid principal amount of the Term B Loan from the date of such Term B Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Royal Bank of Canada, as Administrative Agent, at such office and in the manner specified in the Credit Agreement. The Term B Loan owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of the Lender to make any such rec- ordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of the Term B Loan by the Lender to the Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Term B Loan being evidenced by this Promissory Note, and (ii) contains provisions for accelera- tion of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Obligations of the Borrower under this Promissory Note and the other Loan Documents, and the Obligations of the other Loan Parties under the Loan Documents, are se- cured by the Collateral as provided in the Loan Documents.

The Borrower, for itself, its successors and assigns, hereby waives diligence, pre- sentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Promissory Note.

This Note may not be transferred or assigned by the Lender to any Person EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. The rights evidenced by this Note to receive principal and interest may only be transferred if the transfer is registered on a record of ownership and the transferee is identified as the owner of an interest in the obligation pursuant to SECTION 10.07 OF THE CREDIT AGREEMENT. This Note may not at any time be endorsed to, or to the order of, bearer.

This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGE TO FOLLOW]

EAGLE PARENT, INC.

By:	Title:

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

EXHIBIT C-2

FORM OF REVOLVING CREDIT NOTE

$ Dated , 201_

FOR VALUE RECEIVED, the undersigned, Eagle Parent, Inc., a Delaware cor- poration (the “Borrower”), HEREBY PROMISES TO PAY or its registered assigns (the “Lender”) for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below; terms defined therein, unless otherwise defined herein, being used herein as therein defined) on the Maturity Date the aggregate principal amount of the Revolving Credit Loans and the Letter of Credit Advances owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of May [ ], 2011 (as amended, amended and restated, supple- mented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, EGL Holdco, Inc., a Delaware corporation (“Holdings”), the Lender and certain other Lenders from time to time party thereto, Royal Bank of Canada, as Collateral Agent and Administrative Agent for the Lenders and for such other Lenders and the other agents party thereto.

The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan and Letter of Credit Advance from the date of such Revolving Credit Loan or Letter of Credit Advance, as the case may be, until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Royal Bank of Canada, as Administrative Agent, at such office and in the manner specified in the Credit Agreement. Each Revolving Credit Loan and Letter of Credit Advance owing to the Lender by the Borrower, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Loans or Letter of Credit Advances by the Lender to or for the benefit of the Borrower from time to time in an aggregate amount not to exceed at any time out- standing the U.S. dollar amount first above mentioned, the indebtedness of the Borrower result- ing from each such Revolving Credit Loan and Letter of Credit Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Obligations of the Borrower under this Promissory Note and the other Loan Documents, and the Obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

The Borrower, for itself, its successors and assigns, hereby waives diligence, pre- sentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Promissory Note.

This Note may not be transferred or assigned by the Lender to any Person EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. The rights evidenced by this Note to receive principal and interest may only be transferred if the transfer is registered on a record of ownership and the transferee is identified as the owner of an interest in the obligation pursuant to SECTION 10.07 OF THE CREDIT AGREEMENT. This Note may not at any time be endorsed to, or to the order of, bearer.

This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGE TO FOLLOW]

EAGLE PARENT, INC.

By:	Title:

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date

To Royal Bank of Canada as Administrative Agent

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of May [16], 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Eagle Parent, Inc., a Delaware corporation, as borrower (the “Borrower”), EGL Holdco, Inc., a Delaware corporation (“Holdings”), Royal Bank of Canada, as Administrative Agent and Collateral Agent, the Lenders from time to time party thereto (capitalized terms used herein have the meanings attributed thereto in the Credit Agreement unless otherwise defined herein). In ad- dition, “Computation Period” shall mean the most recently ended Test Period covered by the financial statements accompanying this Compliance Certificate and the “Computation Date” shall mean the last date of the Computation Period. Pursuant to Section 6.02(a) of the Credit Agreement, the undersigned, in his/her capacity as a Responsible Officer of the Borrower, certi- fies as follows:

[Use following paragraph 1 for fiscal year-end financial statements]

1. [Attached hereto as Schedule I is the consolidated balance sheet of the Borrower and its Subsidiaries as at the fiscal year ended [ ], and the re- lated consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP6, audited and accompanied by a report and opinion of an independent registered public ac- counting firm of nationally recognized standing, which report and opinion has been pre- pared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.]

[Use following paragraph 1 for fiscal quarter-end financial statements]

6
The applicable financial statements may be determined in accordance with IFRS in the event that the Borrower elects (pursuant to the definition of “GAAP”) to prepare its financial statements in accordance with IFRS, taking into account the requirements of Section 1.03(d) regarding Ac- counting Changes.

1. [Attached hereto as Schedule I is the consolidated balance sheet of the Borrower and its Subsidiaries as at the fiscal quarter ended [ ], and the re- lated (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corre- sponding portion of the previous fiscal year, all in reasonable detail and each of which fairly present in all material respects the financial condition, results of operations, stock- holders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes.]

2. Attached hereto as Schedule II are the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from the consolidated financial statements referred to in paragraph l above.

3. Attached hereto as Schedule III are: (i) a report setting forth the informa- tion required by Section 3.03(c) of the Security Agreement or confirmation that there has been no change in such information since the Closing Date or the date of the last Compli- ance Certificate delivered prior hereto, (ii) certifications and descriptions of each event, condition or circumstance during the fiscal quarter ending [

]7 requiring

a mandatory prepayment under Section 2.05(b) of the Credit Agreement, (iii) a list of Subsidiaries that identifies each Subsidiary as a Material Subsidiary or an Immaterial Subsidiary as of the date hereof or confirmation that there is no change in such informa- tion since the later of the Closing Date or the date of the last such list and (iv) a report setting forth certain information with respect to Section 7.10 of the Credit Agreement.

4. To my knowledge, during such fiscal period, except as otherwise disclosed to the Administrative Agent in writing pursuant to the Credit Agreement, no Default or Event of Default has occurred and is continuing.8

7 This should be the last fiscal quarter covered by this Compliance Certificate.

8
[If unable to provide the foregoing certification, fully describe the reasons therefor, the circum- stances thereof, the covenants or conditions which have not been performed/observed and any ac- tion taken or proposed to be taken with respect thereto on Annex A attached hereto.]

Schedule I to
Compliance Certificate

CONSOLIDATED BALANCE SHEET

Schedule II to
Compliance Certificates

CONSOLIDATING FINANCIAL STATEMENTS REFLECTING THE ADJUSTMENTS NECESSARY TO ELIMINATE THE ACCOUNTS OF UNRESTRICTED SUBSIDIARIES (IF ANY)

Schedule III to
Compliance Certificates

REPORT REGARDING PERFECTION INFORMATION

PARAGRAPH 3(i) OF COMPLIANCE CERTIFICATE

Schedule III to
Compliance Certificate

CERTIFICATIONS REGARDING MANDATORY PREPAYMENTS

PARAGRAPH 3(ii) OF COMPLIANCE CERTIFICATE

1. [Section 2.05(b)(i): The Excess Cash Flow9 for the Test Period ended in the
Computation Date was $[ ]. The ECF Percentage is [ ]%.10

2. [Section 2.05(b)(ii): During the Test Period ended on the Computation Date, nei- ther the Borrower nor any of its Restricted Subsidiaries has received any Net Cash Proceeds from any Disposition or suffered any Casualty Event which would require a prepayment pursu- ant to Section 2.05(b)(ii) of the Credit Agreement (after giving effect to any permitted reinvest- ment period).]11

3. [Section 2.05(b)(iii): During such fiscal period, neither the Borrower nor any of its Restricted Subsidiaries has received any Net Cash Proceeds from any issuance or incurrence by the Borrower or any of its Restricted Subsidiaries of Refinancing Term Loans, Indebtedness pursuant to Section 7.03(x) or Indebtedness (other than Indebtedness expressly permitted to be incurred pursuant to Section 7.03) which would require a mandatory repayment pursuant to Sec-
tion 2.05(b)(iii) of the Credit Agreement.]12

9 Attach hereto in reasonable detail the calculations required to arrive at Excess Cash Flow.

10 Only include for Compliance Certificate delivered for Test Period ending December 31.

11 If the Borrower or any of its Restricted Subsidiaries has received any Net Cash Proceeds from any from any Disposition, the certificate should describe same and state the date of each receipt thereof and the amount of Net Cash Proceeds received on each such date, together with sufficient information as to mandatory repayments and/or reinvestments thereof to determine compliance with Section 2.05(b)(ii) of the Credit Agreement, together with a statement that the Borrower is in compliance with the requirements of said Section 2.05(b)(ii).

12 If the Borrower or any of its Restricted Subsidiaries has received any Net Cash Proceeds from any issuance or incurrence by the Borrower or any of its Restricted Subsidiaries of Refinancing Term Loans, Indebtedness pursuant to Section 7.03(x) or Indebtedness (other than Indebtedness permitted to be incurred pursuant to Section 7.03), the certificate should describe same and state the date of each receipt thereof and the amount of Net Cash Proceeds received on each such date, together with sufficient information as to mandatory repayments thereof to determine compliance with Section 2.05(b)(iii) of the Credit Agreement, together with a statement that the Borrower is in compliance with the requirements of said Section 2.05(b)(iii).

Schedule III to
Compliance Certificate

SUBSIDIARIES

PARAGRAPH 3(iii) OF COMPLIANCE CERTIFICATE [Select one]
[What follows is a list of Material and Immaterial Subsidiaries (each identified as such) of the
Borrower as of the date hereof

1.

2.]

-or-

[There has been no change to the list of Material and Immaterial Subsidiaries of the Borrower since (the later of) [the Closing Date] [the date of the last such list provided pursuant to the
Compliance Certificate dated ]]

Schedule III to
Compliance Certificate

REPORT REGARDING FINANCIAL COVENANT

PARAGRAPH 3(iv) OF COMPLIANCE CERTIFICATE

Financial Covenant Amount

First Lien Senior Secured Leverage Ratio

a. Consolidated Total Debt13 on the Computation Date $

b. Consolidated EBITDA14 for the Test Period $
ended on the Computation Date

c. Ratio of line a to line b

 :1.00

d. Level required pursuant to Section 7.10

 :1.00

[Remainder of Page Intentionally Blank]

13 Attach hereto in reasonable detail the calculations required to arrive at Consolidated Total Debt.
For purposes of this calculation Consolidated Total Debt shall not include any portion of Con- solidated Total Debt that is unsecured or is secured solely by a Lien that is junior to the Liens se- curing the Obligations pursuant to an Intercreditor Agreement.

14 Attach hereto in reasonable detail the calculations required to arrive at Consolidated EBITDA for purposes of the First Lien Secured Leverage Ratio test.

IN WITNESS WHEREOF, the undersigned, in his/her capacity as a Responsible Officer of the Borrower, has executed this certificate for and on behalf of the Borrower and has caused this cer- tificate to be delivered this day of _, .

EAGLE PARENT, INC.

By:	Name:
Title:

EXHIBIT E

FORM OF ASSIGNMENT AND ASSUMPTION

Reference is made to the Credit Agreement dated as of May [ ], 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein unless otherwise defined herein, being used herein as therein defined) among Eagle Parent, Inc., a Delaware corporation (the “Borrower”), EGL Holdco, Inc., a Delaware corporation (“Holdings”), the Lenders from time to time party thereto, and Royal Bank of Canada, as Collateral Agent and Administrative Agent for the Lend- ers.

The Assignor referred to on the signature page attached hereto (the “Assignor”) and the Assignee referred to on the signature page attached hereto (the “Assignee”) agrees with respect to all information relating to it and its assignment hereunder and on Schedule 1 hereto as follows:

(1) The Assignor hereby sells and assigns, without recourse except as to the representations and warranties made by it herein, to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the per- centage interest specified on Schedule 1 hereto of all outstanding rights and obligations under each Credit Agreement Facility specified on Schedule 1 hereto.

(2) The Assignor: (i) represents and warrants that its name set forth on Schedule 1 hereto is its legal name, that it is the legal and beneficial owner of the interest or interests being assigned by it hereunder and that such interest or interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no re- sponsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Docu- ment or any other instrument or document furnished pursuant thereto; (iii) makes no rep- resentation or warranty and assumes no responsibility with respect to the financial condi- tion of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes, if any, held by the Assignor and re- quests that the Administrative Agent exchange such Note or Notes for an amended and restated Note payable to the order of the Assignee in an amount equal to the Commit- ments and/or Advances assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitments and/or Advances as- sumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitments and/or Advances retained by Assignor under the Credit Agreement.

(3) The Assignee: (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (ii) agrees that it will, independently and without reliance upon any Agent, the Assignor or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth on Schedule 1 hereto is its legal name; (iv) confirms that it is an Eligible Assignee; (v) ap- points and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obliga- tions that by the terms of the Credit Agreement are required to be performed by it as a Lender Party; and (vii) attaches any U.S. Internal Revenue Service forms required under Section 3.01 of the Credit Agreement.

(4) Following the execution of this Assignment and Assumption, it will be de- livered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Assumption (the “Effective Date”) shall be the date of acceptance hereof by the Administrative Agent.

(5) Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) such Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender Party thereunder and (ii) such Assignor shall, to the extent provided in this As- signment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement (other than its rights and obligations under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the Obligations of the Loan Parties under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective Date of this Assignment and Assumption) and, if this Assignment and Assumption covers all of the remaining portion of the rights and obligations of such Assignor under the Credit Agreement such Assignor shall cease to be a party thereto.

(6) Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to such Assignee. Such Assignor and such Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents for periods prior to the Effective Date directly between themselves.

(7) This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.

(8) This Assignment and Assumption may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Assignment and Assumption by telecopier shall be effective as delivery of an original executed counterpart of this Assignment and Assumption.

IN WITNESS WHEREOF, each Assignor and each Assignee have caused this Assignment and Assumption to be executed by their officers thereunto duly authorized as of the date specified thereon.

SCHEDULE TO
ASSIGNMENT AND ASSUMPTION

Revolving Credit Facility
15Percentage interest assigned	%	%	%	%	%
Revolving Credit Commitment assigned	$	$	$	$	$
Aggregate outstanding principal amount of Revolving Credit Loans assigned	$	$	$	$	$
Term B Facility
16Percentage interest assigned	%	%	%	%	%
Term B Commitment assigned	$	$	$	$	$
Outstanding principal amount of Term B Loans assigned	$	$	$	$	$
Letter of Credit Facility
Letter of Credit Commitment assigned	$	$	$	$	$

, as Assignor
[Type or print legal name of Assignor]

By:	Title:

Dated: , 201

15 If Nonratable Assignments are not permitted, the percentage interest assigned by an Assignor must be the same for all Facilities (other than the Letter of Credit Facility).

16 See footnote 1.

, as Assignee
[Type or print legal name of Assignee]

By:	Title:

Dated: , 201_ Domestic Lending Office: Eurodollar Lending Office:

Accepted [and Approved] this      Day of , 201_

ROYAL BANK OF CANADA
as Administrative Agent

By:	Title:

[Approved this day
of , 201_ EAGLE PARENT, INC.

By:	Title:]

[Approved this day
of , 201_ [NAME OF ISSUING BANK]

By:	Title:]

EXHIBIT F

FORM OF GUARANTY

GUARANTY dated as of May [ ], 2011 among
EGL HOLDCO, INC., as Guarantor

CERTAIN SUBSIDIARIES IDENTIFIED HEREIN,

and

ROYAL BANK OF CANADA, as Collateral Agent

Page

ARTICLE I DEFINITIONS
SECTION 1.01. Credit Agreement. ...................................................................................................... 1
SECTION 1.02. Other Defined Terms .................................................................................................. 1

ARTICLE II GUARANTY

ARTICLE III SUBROGATION AND SUBORDINATION
SECTION 3.01. Contribution and Subrogation .................................................................................... 4
SECTION 3.02. Subordination. ............................................................................................................ 4

ARTICLE IV MISCELLANEOUS

-i-

GUARANTY

GUARANTY dated as of May [ ], 2011, among EGL HOLDCO, INC., certain Subsidi- aries of the Borrower (defined below) from time to time party hereto and ROYAL BANK OF CANADA, as Collateral Agent.

Reference is made to the credit agreement dated as of May [ ], 2011 (as amended, sup- plemented or otherwise modified from time to time, the “Credit Agreement”), among EAGLE PARENT, INC., as borrower (the “Borrower”), EGL HOLDCO, INC. (“Holdings”), ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”), and collateral agent (in such ca- pacity, the “Collateral Agent”), ROYAL BANK OF CANADA as swing line lender (in such capacity, the “Swing Line Lender”), each Lender from time to time party thereto and the other parties thereto. The Lenders have agreed to extend credit to the Borrower and the Hedge Banks have agreed to enter into Se- cured Hedge Agreements subject to the terms and conditions set forth in the Credit Agreement. The obli- gations of the Lenders to extend such credit and of the Hedge Banks to enter into Secured Hedge Agree- ments are conditioned upon, among other things, the execution and delivery of this Agreement. Each Guarantor is an affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit and the Hedge Banks to enter into Secured Hedge
Agreements.

Accordingly, the parties hereto agree as follows:
ARTICLE I DEFINITIONS

SECTION 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Article I of the Credit Agreement also ap- ply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” means this Guaranty.

“Claiming Party” has the meaning assigned to such term in Section 3.02. “Contributing Party” has the meaning assigned to such term in Section 3.02.
“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guarantor” means Holdings and each Restricted Subsidiary listed on the signature pages hereof under the caption “Guarantors” and each Restricted Subsidiary that is a Wholly-Owned Material Subsidiary (other than any Excluded Subsidiary and any JV Entity) that becomes a party to this Agree- ment after the Closing Date.

“Guaranty Parties” means, collectively, Holdings and each Guarantor. “Guaranty Supplement” means an instrument in the form of Exhibit I hereto.
ARTICLE II

GUARANTY

SECTION 2.01. Guaranty. Each Guarantor absolutely, irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Guaranty Party of any of the Obligations, and also waives notice of accep- tance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guaranty of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations, or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

SECTION 2.03. No Limitations.

(a) Except for termination of a Guarantor’s obligations hereunder as expressly pro- vided in Section 4.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations, or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release, non-perfection, impairment, exchange or substitution of any security held by the Collateral Agent or any other Secured Party for the Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to ex- change, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substi-
tute any one or more other Guarantors or obligors upon or in respect of the Obligations, all without affect- ing the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any de- fense based on or arising out of any defense of the Borrower or any other Guaranty Party or the unen- forceability of the Obligations, or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guaranty Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may in accordance with the terms of the Collateral Documents, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Guaranty Party or exercise any other right or remedy available to them against the Borrower or any other Guaranty Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extin- guish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guaranty Party, as the case may be, or any security.

(c) Each Guarantor, and by its acceptance of this Agreement, the Collateral Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Agree- ment and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Collateral Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

(d) Each Guarantor acknowledges that it will receive indirect benefits from the fi- nancing arrangements contemplated by the Loan Documents and that the waivers set forth in this Agree- ment are knowingly made in contemplation of such benefits.

SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee here- under shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation, is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy, insolvency or reorganization of the Borrower, any other Guar- anty Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Guaranty Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Guaranty Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Guaranty Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of informa- tion known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Representations and Warranties. Each Guarantor hereby represents and warrants that this Agreement (i) has been duly executed and delivered by each Guarantor that is party hereto and (ii) constitutes a legal, valid and binding obligation of such Guarantor, enforceable against each Guarantor that is party hereto in accordance with its terms, except as such enforceability may be lim- ited by Debtor Relief Laws and by general principles of equity.
ARTICLE III SUBROGATION AND SUBORDINATION

SECTION 3.01. Contribution and Subrogation. Each Guarantor (a “Contributing Party”) agrees (subject to Section 3.02) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation (the “Claiming Party”), the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the de- nominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.14, the date of the Guaranty Supplement hereto executed and delivered by such Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.01 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 3.02. Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Section 3.01 and all other rights of indemnity, contribution or subrogation under appli- cable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obli- gations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sec- tion 3.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each Guarantor hereby agrees that upon the occurrence and during the continu- ance of an Event of Default and after notice from the Collateral Agent, all Indebtedness owed by it to any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE IV MISCELLANEOUS

SECTION 4.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 4.02. Waivers; Amendment.

(a) No failure or delay by the Collateral Agent, any other Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandon- ment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, any other Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guaranty Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any other Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Guaranty Party in any case shall entitle any Guaranty Party to any other or fur- ther notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Guaranty Party or Guaranty Parties with respect to which such waiver, amendment or modifica- tion is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agree- ment.

SECTION 4.03. Collateral Agent’s Fees and Expenses, Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimburse- ment of its expenses incurred hereunder from each Guarantor as provided in Section 10.04 of the Credit Agreement as if such Section were set out in full herein and reference to “the Borrower” therein were ref- erences to “each Guarantor.”

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor agrees to indemnify the Collateral Agent and the other Indemnitees (as de- fined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, whether or not any Indemnitee is a party thereto; pro- vided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities and related expenses resulted from (x) the gross negligence, bad faith or will-ful misconduct of such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attor- ney-in-fact of such Indemnitee or (y) a material breach of this Agreement by such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations guaranteed hereby and secured by the other Collateral Documents. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Se- cured Party. All amounts due under this Section 4.03 shall be payable within ten days of written demand therefor.

SECTION 4.04. Successors and Assigns. Whenever in this Agreement any of the par- ties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Collat-eral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective suc- cessors and assigns.

SECTION 4.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Guaranty Parties in the Loan Documents and in the certificates or other in- struments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collat- eral Agent, any other Agent, any L/C Issuer or any Lender may have had notice or knowledge of any De- fault or incorrect representation or warranty at the time any credit is extended under the Credit Agree- ment, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

SECTION 4.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor , the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 4.07. Severability. Any provision of this Agreement held to be invalid, ille- gal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotia- tions to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.08. Right of Set-Off. In addition to any rights and remedies of the Lend- ers provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by each Guarantor to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the account of the respective Guarantor against any and all obligations owing to such Lender and its Affiliates hereunder, now or hereafter existing, irrespective of whether or not such Lender or Affiliate shall have made demand under this Agreement and although such obligations may be contingent or un- matured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Lender agrees promptly to notify the relevant Guarantor and the Collateral Agent after any such set off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 4.08 are in addition to other rights and remedies (including other rights of setoff) that the Collateral Agent and such Lender may have.

SECTION 4.09. Governing Law; Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR AND THE COLLATERAL AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR AND THE COLLATERAL AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 4.10. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 4.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.12. Security Interest Absolute. All rights of the Collateral Agent here- under and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agree- ment with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Obligations or this Agreement.

SECTION 4.13. Termination or Release.

(a) This Agreement and the Guarantees made herein shall terminate with respect to all Obligations upon the termination of the Aggregate Commitments and payment in full of all Obliga- tions (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable) and the expiration or termination of all Letters of Credit.

(b) A Guarantor shall be automatically released from its obligations hereunder upon such Guarantor ceasing to be a Material Subsidiary (as certified in writing by a Responsible Officer).

(c) A Guarantor shall be automatically released from its obligations hereunder upon the consummation of any transaction or designation permitted under the Credit Agreement as a result of which such Guarantor becomes an Excluded Subsidiary or a JV Entity.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 4.13, the Collateral Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or re- lease. Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Collateral Agent.

SECTION 4.14. Additional Guarantors. Any Person required to become party to this Agreement pursuant to Section 6.11 of the Credit Agreement may do so by executing and delivering a Guaranty Supplement and such Person shall become a Guarantor hereunder with the same force and ef- fect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guaranty Party hereunder. The rights and obligations of each Guar- anty Party hereunder shall remain in full force and effect notwithstanding the addition of any new Guar- anty Party as a party to this Agreement.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EGL HOLDCO, INC., as Guarantor

By:	Name:
Title:

[ ], as Guarantor

By:	Name:
Title:

[ ], as Guarantor

By:	Name:
Title:

ROYAL BANK OF CANADA
as Collateral Agent

By:	Name:
Title:

By:	Name:
Title:

EXHIBIT I TO THE GUARANTY

FORM OF GUARANTY SUPPLEMENT

SUPPLEMENT NO. [ ] (this “Guaranty Supplement”), dated as of [ ], to the Guaranty dated as of May [ ], 2011 among EGL HOLDCO, INC. (“Holdings”), certain subsidiaries of the Borrower (as defined below) from time to time party hereto and ROYAL BANK OF CANADA, as
Collateral Agent.

A. Reference is made to (i) the credit agreement dated as of May [ ], 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among EAGLE PARENT, INC., as borrower (the “Borrower”), Holdings, ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”), ROYAL BANK OF CANADA as swing line lender (in such capacity, the “Swing Line Lender”), each Lender from time to time party thereto and each other party thereto and (ii) the Guaranty referred to therein (such Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supple- ment, being the “Guaranty”). The capitalized terms defined in the Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

B. The Guarantors have entered into the Guaranty in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit and the Hedge Banks to enter into Secured Hedge Agreements. Section 4.14 of the Guaranty provides that subsequently acquired or wholly owned direct or indirect Intermediate Holding Companies and additional Restricted Subsidiaries may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Guaranty Supplement. The undersigned (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit and the Hedge Banks to enter into Secured Hedge Agreements from time to time under the terms of the Credit Agreement.

Accordingly, the Collateral Agent and the New Guarantor agree as follows:

SECTION 1. Obligations Under the Guaranty. In accordance with Section 4.14 of the Guaranty, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” or “Guaranty Party” in the Guaranty shall be deemed to include the New Guarantor and each reference in any other Loan Document to a “Guarantor”, “Guaranty Party” or a “Loan Party” shall also be deemed to include the New Guarantor. The Guaranty is hereby incorporated herein by reference.

SECTION 2. Representations and Warranties. The New Guarantor represents and war- rants to the Collateral Agent and the other Secured Parties that this Guaranty Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforce- able against it in accordance with its terms.

SECTION 3. Delivery by Telecopier; Electronic Transmission. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier or other electronic transmission shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

SECTION 4. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.

(a) THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY SUPPLEMENT, EACH GUARANTOR AND THE COLLATERAL AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR AND THE COLLATERAL AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY
ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY SUPPLEMENT OR OTHER DOCUMENT RELATED THERETO.

(c) EACH PARTY TO THIS GUARANTY SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY SUPPLEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4(C) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 5. Affirmation. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

SECTION 6. Severability. In case any one or more of the provisions contained in this Guaranty Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a par- ticular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. Notice. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty.

SECTION 8. Reimbursement. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Guaranty Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly exe- cuted this Guaranty Supplement as of the day and year first above written.

[NAME OF ADDITIONAL GUARANTOR]

By:	Name:
Title:

ROYAL BANK OF CANADA, as Collateral Agent

By:	Name:
Title:

EXHIBIT G

FORM OF SECURITY AGREEMENT

SECURITY AGREEMENT

dated as of May [ ], 2011 among
EAGLE PARENT, INC., and
EGL HOLDCO, INC.,

and

CERTAIN SUBSIDIARIES IDENTIFIED HEREIN, collectively, the Initial Grantors,

and

ROYAL BANK OF CANADA, as Collateral Agent

PAGE

ARTICLE I DEFINITIONS
SECTION 1.01 Credit Agreement. ....................................................................................................... 1
SECTION 1.02 Other Defined Terms ................................................................................................... 1

ARTICLE II PLEDGE OF SECURITIES

ARTICLE III

SECURITY INTERESTS IN PERSONAL PROPERTY

ARTICLE IV REMEDIES
SECTION 4.01 Remedies upon Default. ............................................................................................ 12
SECTION 4.02 Application of Proceeds. ........................................................................................... 14

ARTICLE V SUBROGATION AND SUBORDINATION
SECTION 5.01 Contribution and Subrogation ................................................................................... 14
SECTION 5.02 Subordination. ........................................................................................................... 14

ARTICLE VI MISCELLANEOUS
SECTION 6.01 Notices....................................................................................................................... 15

-i-

Schedules

SCHEDULE I Pledged Equity; Pledged Debt
SCHEDULE II Perfection Information

Exhibits

EXHIBIT I Form of Security Agreement Supplement

-ii-

SECURITY AGREEMENT

SECURITY AGREEMENT dated as of May [ ], 2011, among EAGLE PARENT, INC., a Delaware corporation, EGL HOLDCO, INC., a Delaware corporation, and the other Persons listed on the signature pages hereof (collectively, the “Initial Grantors”), certain subsidiaries of the Borrower from time to time party hereto and ROYAL BANK OF CANADA (“RBC”), as Collateral Agent for the Se- cured Parties.

Reference is made to the credit agreement dated as of May [ ], 2011 (as amended, sup- plemented or otherwise modified from time to time, the “Credit Agreement”), among EAGLE PARENT, INC., a Delaware corporation (the “Borrower”), EGL HOLDCO, INC., a Delaware corporation (“Hold- ings”), RBC, as administrative agent (in such capacity, the “Administrative Agent”), and collateral agent (in such capacity, the “Collateral Agent”), RBC, as swing line lender (in such capacity, the “Swing Line Lender”), each Lender from time to time party thereto and the other parties party thereto. The Lenders have agreed to extend credit to the Borrower and the Hedge Banks have agreed to enter into the Secured Hedge Agreements subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit and of the Hedge Banks to enter into the Secured Hedge Agreements are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and each other Grantor are Affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit and the Hedge Banks to enter into Se- cured Hedge Agreements. Accordingly, the parties hereto agree as follows:
ARTICLE I Definitions

SECTION 1.01 Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also ap- ply to this Agreement.

SECTION 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Gran- tor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC. “Agreement” means this Security Agreement.
“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a). “Claiming Party” has the meaning assigned to such term in Section 5.01.

“Collateral” means the Article 9 Collateral and the Pledged Collateral. “Contributing Party” has the meaning assigned to such term in Section 5.01.
“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes corporate or other business records, indemnification claims, contract rights (including rights un- der leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, reg- istrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Grantor” means, collectively, the Initial Grantors and any Person that executes and de- livers a Security Agreement Supplement pursuant to Section 6.14.

this Agreement.

“Initial Grantors” has the meaning assigned to such term in the preliminary statement of

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Perfection Information” means the schedules and attachments substantially in the form of Schedule II, completed and supplemented as contemplated thereby.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01. “Pledged Debt” has the meaning assigned to such term in Section 2.01. “Pledged Equity” has the meaning assigned to such term in Section 2.01.
“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other docu- ments representing or evidencing any Pledged Collateral.

“Security Agreement Supplement” means an instrument in the form of Exhibit I hereto. “Security Interest” has the meaning assigned to such term in Section 3.01(a).
ARTICLE II

Pledge of Securities

SECTION 2.01 Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, including the Guaranty, each Grantor hereby assigns and pledges to the Col- lateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under and whether now or hereafter existing or aris- ing (i) all Equity Interests held by it in each of its Wholly-Owned Subsidiaries, including, without limita-
tion, the Equity Interests listed on Schedule I and any other Equity Interests in any Wholly-Owned Sub-
sidiary obtained in the future by such Grantor and the certificates representing all such Equity Interests

(collectively, the “Pledged Equity”); provided that the Pledged Equity shall not include (A) Equity Inter- ests of any Unrestricted Subsidiary, (B) Equity Interests of any De Minimis Foreign Subsidiary, (C) Eq- uity Interests of any Subsidiary acquired pursuant to a Permitted Acquisition financed with Indebtedness incurred pursuant to Section 7.03(h) of the Credit Agreement if such Equity Interests are pledged as secu- rity for such Indebtedness and if and for so long as the terms of such Indebtedness prohibit the creation of any other Lien on such Equity Interests, (D) Equity Interests in excess of 65% of the issued and out- standing voting Equity Interests of each Wholly-Owned Foreign Subsidiary (not otherwise excluded from the Pledged Equity) directly held by the Borrower or any Subsidiary Guarantor, (E) Equity Interests of
any Subsidiary with respect to which the Administrative Agent and the Borrower have determined in their reasonable judgment and agreed in writing that the costs of providing a pledge of such Equity Interests or perfection thereof is excessive in view of the benefits to be obtained by the Lenders therefrom and (F) any assets the pledge of which is prohibited by applicable Laws; (ii) (A) the debt securities owned by it in- cluding, without limitation, the debt securities listed opposite the name of such Grantor on Schedule I,
(B) any debt securities obtained in the future by such Grantor and (C) the promissory notes and any other instruments evidencing such debt securities (the debt securities referred to in clauses (A), (B) and (C) of this clause (ii) are collectively referred to as the “Pledged Debt”); (iii) all other property that may be de- livered to and held by the Collateral Agent; (iv) subject to Section 2.06, all payments of principal or inter- est, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above; (v) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii) and (iii) above; and (vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (v) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its succes- sors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02 Delivery of the Pledged Collateral.

(a) Each Grantor agrees promptly (and in no event later than any time period set forth on Schedule I hereto) to deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated) to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02.

(b) Each Grantor will cause (i) any Indebtedness for borrowed money (other than in- tercompany loans referred to in clause (ii) below) having an aggregate principal amount in excess of
$1,000,000 owed to such Grantor by any Person and (ii) any intercompany loans made by such Grantor to a Non-Loan Party to be evidenced by a duly executed promissory note (or pursuant to a global note) that is pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accom- panied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which sched- ule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03 Representations, Warranties and Covenants. Each Grantor represents, warrants and covenants to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule I correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and includes all Equity Interests, debt securities and promissory notes required to be pledged here- under in order to satisfy the Collateral and Guarantee Requirement;

(b) Each Grantor has good and valid rights in and title to the Pledged Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and au- thority to grant to the Collateral Agent the Security Interest in such Pledged Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than consent or approval that has been obtained.

(c) the Pledged Equity and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than a Subsidiary of the Grantors, to the best of the Grantors’ knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, are fully paid and nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than a Subsidiary of the Grantors, to the best of the Grantors’ knowledge), are legal, valid and binding obligations of the issuers thereof;

(d) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A) Liens cre- ated by the Collateral Documents and (B) Liens expressly permitted under the Loan Documents, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted under the Loan Documents, and
(iv) will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), how- ever arising, of all Persons whomsoever;

(e) except for restrictions and limitations imposed by the Loan Documents, or securi- ties laws generally and except as described in the Perfection Information, the Pledged Collateral
is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Col- lateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(f) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(g) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary for the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(h) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

(i) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

Interests.

SECTION 2.04 Certification of Limited Liability Company and Limited Partnership

Each certificate representing an interest in any limited liability company or limited part- nership controlled by any Grantor and pledged under Section 2.01 shall be delivered to the Collateral Agent.

SECTION 2.05 Registration in Nominee Name; Denominations.

(a) The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent, if an Event of Default shall occur and be continuing and the Collateral Agent shall give the Borrower notice of its intent to exercise such rights, and each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor.

(b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give the Borrower notice of its intent to exercise such rights, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger de- nominations for any purpose consistent with this Agreement and the other Loan Documents .

SECTION 2.06 Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Borrower that the rights of the Grantors under this Sec-
tion 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consen- sual rights and powers inuring to an owner of Pledged Securities or any part thereof for any pur- pose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Doc- uments; provided that such rights and powers shall not be exercised in any manner that could ma- terially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exer- cise the same.

(ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instru- ments as each Grantor may reasonably request for the purpose of enabling such Grantor to exer- cise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subpara- graph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, inter- est, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any non- cash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the out- standing Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, con- solidation, acquisition or other exchange of assets to which such issuer may be a party or other- wise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held sepa- rate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the Se- cured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so re- ceived (with any necessary endorsement reasonably requested by the Collateral Agent).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Sec-
tion 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, princi- pal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement reasona- bly requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other prop- erty and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that ef- fect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obliga- tions of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise di- rected by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pur- suant to the terms of paragraph (a)(i) of this Section 2.06 and the Collateral Agent shall have all the obli- gations it would otherwise have under paragraph (a)(ii) of this Section 2.06.

(d) Any notice given by the Collateral Agent to the Grantors suspending the rights of the Grantors under paragraph (a) of this Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspend-
ing other rights so long as an Event of Default has occurred and is continuing.

SECTION 2.07 Uncertificated Securities. With respect to an uncertificated security (other than an uncertificated security credited on the books of a Clearing Corporation of Securities Inter- mediary) acquired after the Closing Date and held by any Grantor, such Grantor shall execute, and cause the issuer of such uncertificated security to duly authorize, execute and deliver to the Collateral Agent, within 60 days of acquiring such uncertificated security, an agreement satisfactory in form and substance to the Collateral Agent pursuant to which such issuer agrees to comply with any and all instructions origi- nated by the Collateral Agent without further consent by such Grantor and not to comply with instructions regarding such uncertificated security (and any partnership interests and limited liability company inter- ests issued by such issuer) originated by any other Person other than a court of competent jurisdiction.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01 Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Ob- ligations, including the Guaranty, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Inter- est”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”): (i) all Accounts;
(ii) all Chattel Paper; (iii) all Documents; (iv) all Equipment;
(v) all General Intangibles; (vi) all Goods
(vii) all Instruments;

(viii) all Intellectual Property;

(ix) all Inventory;

(x) all Investment Property;

(xi) all books and records pertaining to the Article 9 Collateral; and

(xii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Per- son with respect to any of the foregoing;

provided that notwithstanding anything to the contrary in this Agreement, this Agreement shall not consti- tute a grant of a security interest in (A) motor vehicles and other assets subject to certificates of title, to the extent a Lien thereon cannot be perfected by the filing of a UCC financing statement (or equivalent), letter of credit rights and commercial tort claims, (B) Equity Interests of any Unrestricted Subsidiary, (C) Equity Interests of any De Minimis Foreign Subsidiary, (D) Equity Interests of any Subsidiary acquired pursuant to a Permitted Acquisition financed with Indebtedness incurred pursuant to Section 7.03(h) of the Credit Agreement if such Equity Interests are pledged as security for such Indebtedness and if and for so long as the terms of such Indebtedness prohibit the creation of any other Lien on such Equity Interests, (E) Equity Interests in excess of 65% of the issued and outstanding voting Equity Interests of each
Wholly-Owned Foreign Subsidiary (not otherwise excluded from the Pledged Equity) directly held by the
Borrower or any Subsidiary Guarantor, (F) any asset with respect to which the Administrative Agent and the Borrower have reasonably agreed in writing that the costs of obtaining such a security interest or per- fection thereof are excessive in relation to the value to the Lenders of the security to be afforded thereby, (G) assets for which a pledge thereof or a security interest therein is prohibited by applicable Laws, (H) any cash, deposit accounts and securities accounts (it being understood that this exclusion shall not effect the grant of the security interest in Proceeds of the Collateral as set forth herein), or (I) any contract, lease, instrument, license or other document or any assets subject thereto if (but only to the extent that) the grant of a security interest therein would (x) constitute a violation of a valid and enforceable restriction in favor of a third party or under any law, regulation, permit, order or decree of any Governmental Authority, unless and until all required consents shall have been obtained (for the avoidance of doubt, the restrictions described herein shall not include negative pledges or similar undertakings in favor of a lender or other financial counterparty) or (y) expressly give any other party in respect of any such contract, lease, instru- ment, license or other document, the right to terminate its obligations thereunder, provided, however, that the limitation set forth in clause (I) above shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise appli- cable prohibition or restriction on such grant is rendered ineffective by any applicable Laws, including the Uniform Commercial Code (including the New York UCC) in any applicable jurisdiction. Each Grantor shall, if requested to do so by the Administrative Agent, use commercially reasonable efforts to obtain any such required consent that is reasonably obtainable with respect to Collateral which the Administra- tive Agent reasonably determines to be material.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial fi- nancing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect or being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organi- zation, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collat- eral Agent promptly upon request.

(c) The Security Interest is granted as security only and shall not subject the Collat- eral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

SECTION 3.02 Representations and Warranties. Each Grantor jointly and severally represents and warrants to the Collateral Agent and the other Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and au- thority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or ap- proval that has been obtained.

(b) This Agreement has been duly executed and delivered by each Grantor that is party hereto. This Agreement constitutes a legal, valid and binding obligation of such Grantor, enforceable against each Grantor that is party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(c) The Perfection Information has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material respects as of the Closing Date. The UCC financing statements (includ- ing fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Per- fection Information for filing in each governmental, municipal or other office specified in Section 3 to the Perfection Information (or specified by notice from such Grantor to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations (other than filings re-quired to be made in the United States Patent and Trademark Office and the United States Copy- right Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States issued patents, United States registered trademarks and United States registered copyrights, in each case owned by such Grantor) that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and pos- sessions, and no further or subsequent filing, refiling, recording, rerecording, registration or re- registration is necessary in any such jurisdiction, except as provided under applicable law with re- spect to the filing of continuation statements. Each Grantor represents and warrants that an Intel- lectual Property Security Agreement containing a description of all Article 9 Collateral consisting of intellectual property with respect to issued United States patents (and patents for which regis- tration applications are pending), registered United States trademarks (and trademarks for which registration applications are pending other than trademark applications filed on an “intent-to-use” basis until such time as a statement of use is filed with and duly accepted by the United States Pa- tent and Trademark Office) and registered United States copyrights (and copyrights for which registration applications are pending), in each case owned by such Grantor, has been delivered to the Collateral Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, va-

lid and perfected security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such intellectual property in which a se- curity interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of patents, trade- marks and copyrights (or registration or application for registration thereof) acquired or devel- oped after the Closing Date).

(d) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, including the Gua- ranty, (ii) subject to the filings described in Section 3.02(c), a perfected security interest in all Ar- ticle 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision the- reof) and its territories and possessions pursuant to the Uniform Commercial Code in the relevant jurisdiction and (iii) subject to Section 3.02(b), a security interest that shall be perfected in all Ar- ticle 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or a short form thereof or hereof) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable (if and to the extent perfection may be achieved by such filing). The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) any nonconsensual Lien that is expressly permitted pursu- ant to Section 7.01 of the Credit Agreement and has priority as a matter of law and (ii) Liens ex- pressly permitted pursuant to Section 7.01 of the Credit Agreement.

(e) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, ex- cept for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code (including the New York UCC) in any applicable jurisdic- tion or any other applicable laws covering any Article 9 Collateral or (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument cov- ering any Article 9 Collateral with any foreign governmental, municipal or other office, which fi- nancing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

SECTION 3.03 Covenants.

(a) Each Grantor agrees promptly (and, in any event, in sufficient time to enable all filings to be made within any applicable statutory period, under the Uniform Commercial Code or other- wise, that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral, for the benefit of the Secured Parties) to notify the Collateral Agent in writing of any change (i) in legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the juris- diction of organization of any Grantor, or (iv) in its organizational identification number (in the case of this clause (iv), to the extent an organizational identification number is required by applicable law to be disclosed on the UCC financing statements for such Grantor).

(b) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(c) (i) Each quarter, at the time of delivery of quarterly financial statements with re- spect to the preceding fiscal year pursuant to Section 6.01 of the Credit Agreement, the Company shall deliver to the Collateral Agent the information required pursuant to Sections 1 through 8 of the Perfection Information and (ii) annually, the Company shall deliver to the Collateral Agent the information required pursuant to Section 10 of the Perfection Information, or confirm that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c).

(d) The Company agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created he- reby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (includ- ing fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $1,000,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9
Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the main-tenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within ten days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization. Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) If at any time any Grantor shall take a security interest in any property of an Ac- count Debtor or any other Person, the value of which is in excess of $1,000,000, to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and ob- ligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

SECTION 3.04 Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the fol- lowing Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Collateral and evidencing an amount in excess of $1,000,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the Se- cured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collat- eral Agent may from time to time reasonably request. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the is- suer thereof, upon the Collateral Agent’s request and following the occurrence of an Event of De- fault such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfac- tory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nomi- nee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities.
ARTICLE IV Remedies

SECTION 4.01 Remedies upon Default.

(a) Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Obligations under the Uniform Commercial Code (including the New York UCC) in any applicable jurisdiction or other applicable law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent forthwith, assem- ble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Gran- tors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice the- reof prior to or promptly after such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly af- ter such exercise; and (iv) subject to the mandatory requirements of applicable law and the notice re- quirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Ob- ligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bid- ders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consumma- tion of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the pur- chaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Gran- tor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such

Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b) The Collateral Agent shall give the applicable Grantors ten days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Col- lateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be ad- journed from time to time by announcement at the time and place fixed for sale, and such sale may, with- out further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be re- tained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agree- ment, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion the- reof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof sub- ject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alterna- tive to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a pro- ceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights, for the purpose of (i) making, settling and adjusting claims in respect of Ar- ticle 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (ii) making all deter- minations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or paying any premium in whole or in part relating the- reto. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within ten days of demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

SECTION 4.02 Application of Proceeds.

(a) The Collateral Agent shall apply the proceeds of any collection or sale of Collat- eral, including any Collateral consisting of cash, in accordance with Section 8.04 of the Credit Agree- ment.

(b) The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collat- eral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money therefor by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication the- reof.

(c) In making the determinations and allocations required by this Section 4.02, the Collateral Agent may conclusively rely upon information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Col- lateral Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent juris- diction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the ap- plication by the Administrative Agent of any amounts distributed to it.
ARTICLE V Subrogation and Subordination

SECTION 5.01 Contribution and Subrogation. Each Grantor (a “Contributing Party”) agrees (subject to Section 5.02) that, in the event assets of any other Grantor (the “Claiming Party”) shall be sold pursuant to any Collateral Document to satisfy any Obligation owed to any Secured Party, the Contributing Party shall indemnify the Claiming Party in an amount equal to the greater of the book value or the fair market value of such assets, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date he- reof (or, in the case of any Grantor becoming a party hereto pursuant to Section 6.14, the date of the Secu- rity Agreement Supplement executed and delivered by such Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.01 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 5.02 Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Section 5.01 and all other rights of indemnity, contribution or subrogation under applica- ble law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obliga- tions. No failure on the part of any Grantor to make the payments required by Section 5.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabili-

ties of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

(b) Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Agent all Indebtedness owed by it to any Sub- sidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.
ARTICLE VI Miscellaneous

SECTION 6.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 6.02 Waivers; Amendment.

(a) No failure or delay by the Collateral Agent, any other Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandon- ment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, any other Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumula- tive and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without lim- iting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any other Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 6.03 Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimburse- ment of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement as if such section were set out in full herein and references to “the Borrower” therein were references to each Gran- tor.

(b) Without limitation of its indemnification obligations under the other Loan Doc- uments, the Borrower agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indem-

nitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agree- ments or instruments contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee or (y) a material breach of this Agreement by such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obli- gations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within ten days of written demand therefor.

SECTION 6.04 Successors and Assigns. Whenever in this Agreement any of the par- ties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective succes- sors and assigns.

SECTION 6.05 Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent, any oth- er Agent, any L/C Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall con- tinue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

SECTION 6.06 Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken to- gether shall constitute a single contract. Delivery of an executed signature page to this Agreement by fac- simile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and as- signs, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or trans-fer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 6.07 Severability. Any provision of this Agreement held to be invalid, ille- gal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good faith negotia- tions to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.08 Right of Set-Off. In addition to any rights and remedies of the Lend- ers provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrower or any other Grantor, any such notice being waived by the Bor- rower (on its own behalf and on behalf of each Grantor and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provi- sional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Af- filiates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Grantors and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or he- reafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be con- tingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebt- edness. Each Lender and L/C Issuer agrees promptly to notify the Borrower and the Administrative
Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; pro- vided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender and each L/C Issuer under this Section 6.08 are in addition to other rights and reme- dies (including other rights of setoff) that the Collateral Agent, such Lender and such L/C Issuer may have.

SECTION 6.09 Governing Law; Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR AND THE COLLATERAL AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GRANTOR AND THE COLLATERAL AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED HERETO.

SECTION 6.10 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY

CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 6.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.12 Security Interest Absolute. All rights of the Collateral Agent here- under, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or en- forceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 6.13 Termination or Release.

(a) This Agreement, the Security Interest and all other security interests granted he- reby shall terminate with respect to all Obligations upon the termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent in- demnification obligations not yet accrued and payable), the expiration or termination of all Letters of Credit.

(b) Upon (i) any sale or other transfer by any Grantor of any Collateral that is per- mitted under the Credit Agreement or any other Loan Document to any Person other than any other Loan Party or (ii) the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.01 and Section 9.11(a)(iii) of the Credit Agreement, or (iii) with respect to any Collateral owned by a Grantor, upon the release of such Grantor from its obligations under the Guaranty pursuant to Section 4.13 of the Guaranty, the security interest in such Collateral shall be au- tomatically released.

(c) Upon the granting of a security interest in any Collateral to another Person by a Grantor pursuant to Section 7.01(i) and (o) of the Credit Agreement, the security interest granted to or held by the Collateral Agent in such Collateral shall be released or subordinated to such security interest granted to such Person.

(d) Each Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released if such Grantor ceas- es to be a Restricted Subsidiary or a Material Subsidiary pursuant to the terms of the Credit Agreement.

(e) In connection with any termination or release pursuant to paragraph (a), (b),
(c) or (d) of this Section 6.13, the Collateral Agent shall execute and deliver to any Grantor, at such Gran- tor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 6.13 shall be without recourse to or warranty by the Collateral Agent.

SECTION 6.14 Additional Grantors. Any Person required to become party to this Agreement pursuant to Section 6.11 of the Credit Agreement may do so by executing and delivering a Security Agreement Supplement and such Person shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 6.15 Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the pro- visions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the con- tinuance of an Event of Default, which appointment is irrevocable (until termination of the Credit Agree- ment) and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Collateral Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relat- ing to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collat- eral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all pur- poses; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with re- spect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

SECTION 6.16 General Authority of the Collateral Agent. By acceptance of the bene- fits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signa-

tory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provi- sions of this Agreement and such other Collateral Documents against any Grantor, the exercise of reme- dies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or the- reunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents. [Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EAGLE PARENT, INC. as Initial Grantor

By:	Name:
Title:

EGL HOLDCO, INC. as Initial Grantor

By:	Name:
Title:

[GRANTOR], [GRANTOR],
as Initial Grantor

By:	Name:
Title:

[GRANTOR],
as Initial Grantor

By:	Name:
Title:

[GRANTOR],
as Initial Grantor

By:	Name:
Title:

[GRANTOR],
as Initial Grantor

By:	Name:
Title:

[GRANTOR],
as Initial Grantor

By:	Name:
Title:

[GRANTOR],
as Initial Grantor

By:	Name:
Title:

ROYAL BANK OF CANADA, as Collateral Agent

By:	Name:
Title:

By:	Name:
Title:

SCHEDULE I TO THE SECURITY AGREEMENT

Pledged Equity

Grantor	Issuer	Class of Equity In- terest	Par Val- ue	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares of the Same Class of Equity Interest

Pledged Debt

Grantor	Debt Issuer	Description of Debt	Debt Certificate No(s)	Final Scheduled Maturity	Outstanding Principal Amount

EXHIBIT I TO THE SECURITY AGREEMENT

FORM OF SECURITY AGREEMENT SUPPLEMENT

SUPPLEMENT NO. [ ] (this “Supplement”), dated as of [ ], to the Secu- rity Agreement dated as of May [ ], 2011 among EAGLE PARENT, INC., a Delaware corporation, EGL HOLDCO, INC., a Delaware corporation, the Subsidiaries of the Borrower from time to time party thereto and ROYAL BANK OF CANADA, as Collateral Agent for the Secured Parties.

A. Reference is made to the credit agreement dated as of May [ ], 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among EAGLE PARENT, INC., as borrower (the “Borrower”), EGL HOLDCO, INC. (“Holdings”), ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), and swing line lender (in such capacity, the “Swing Line Lender”), each Lender from time to time party thereto and each other party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit and the Hedge Banks to enter into the Secured Hedge Agreements. Section 6.14 of the Security Agreement provides that certain Persons may become Grantors under the Security Agreement by execution and delivery of an instru- ment in the form of this Supplement. The undersigned Person (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Let- ters of Credit and the Hedge Banks to enter into Secured Hedge Agreements from time to time under the terms of the Credit Agreement.
Accordingly, the Collateral Agent and the New Grantor agree as follows: SECTION 1. In accordance with Section 6.14 of the Security Agreement, the New
Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a “Grantor”
in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different par- ties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor, and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the Pledged Collateral and (b) set forth un- der its signature hereto is the true and correct legal name of the New Grantor, its jurisdiction of forma- tion and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a par- ticular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdic- tion). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or un- enforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its rea- sonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

[Remainder of Page Intentionally Blank]

I-2

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly exe- cuted this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:	Name:
Title:

Jurisdiction of Formation:
Address Of Chief Executive Office:

ROYAL BANK OF CANADA, as Collateral Agent

By:	Name:
Title:

SCHEDULE I

Pledged Equity

Grantor	Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares of the Same Class of Equity Interest

Pledged Debt

Grantor	Debt Issuer	Description of Debt	Debt Certificate No(s)	Final Sche- duled Ma- turity	Outstanding Principal Amount

SCHEDULE II

PERFECTION INFORMATION

EXHIBIT H

Telephone: (212) 446-4800

601 Lexington Avenue
New York, New York 10022-4611

Facsimile: (212) 446-4900

May 16, 2011

Royal Bank of Canada, as Administrative Agent
and Collateral Agent (in such capacities, the “Agent”) and the
Lenders party to the Credit Agreement (as defined below)

Re: Credit Agreement (the “Credit Agreement”), dated as of May 16, 2011, among EGL Holdco, Inc. (“Holdings”), Eagle Parent, Inc. (the “Borrower”), the Lenders party thereto, the other agents named therein and the Agent

Ladies and Gentlemen:

We are issuing this opinion letter in our capacity as special counsel to Holdings, the Borrower, and the entities listed on Exhibit A hereto (the “Subsidiary Guarantors”, and together with Holdings and the Borrower, the “Credit Parties”). Holdings, the Borrower and the entities listed on Exhibit B hereto are collectively referred to herein as the “Covered Credit Parties”.

The opinions expressed hereby are being provided pursuant to Section 4.01(a)(v) of the Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (with references herein to the Credit Agreement and each document defined therein meaning the Credit Agreement and each such document as executed and delivered on the date hereof (or if executed and delivered on an earlier date, as the same is in effect on the date hereof)). The Lenders and the Agent are sometimes referred to in this opinion letter as “you”.

We have reviewed executed counterparts of the (i) Credit Agreement, (ii) Security Agreement, dated as of May 16, 2011 (the “Security Agreement”), by Holdings, the Borrower and each Subsidiary Guarantor, in favor of the Agent, (iii) Guaranty, dated as of May 16, 2011 (the “Guaranty”) between Holdings, the Subsidiary Guarantors thereto and the Agent and (iv) Intellectual Property Security Agreement, dated as of May 16, 2011, by the Borrower, Holdings and each Subsidiary Guarantor in favor of the Agent (the “IP Security Agreement”). For purposes hereof, the agreements listed in the preceding sentence, each in the form reviewed by us for purposes of this opinion letter, are collectively referred to herein as the “Operative Documents”. We have also reviewed the UCC Form-1 Financing Statements naming each Covered Credit Party, as debtor, and the Agent, as secured party, to be filed in the filing offices listed on Schedule H hereto, copies of which are attached as Schedule E hereto (the “Financing

Chicago Hong Kong London Los Angeles Munich Palo Alto San Francisco Shanghai Washington, D.C.

May 16, 2011

Statements,” and each a “Financing Statement”). References in this opinion letter to a particular state’s UCC means the Uniform Commercial Code as in effect on the date hereof in such state (e.g. the “New York UCC” refers to the Uniform Commercial Code as in effect on the date hereof in the State of New York).

Subject to the assumptions, qualifications, exclusions and other limitations which are identified in this opinion letter and in the schedules attached to this letter, we advise you, and with respect to each legal issue addressed in this opinion letter, it is our opinion, that:

1. Each of the Covered Credit Parties is a corporation or limited liability company, as applicable, existing and in good standing under the general corporation law or limited liability company law, as applicable, of the jurisdiction of organization of such Covered Credit Party, in each case as set forth on Exhibit A hereto.

2. Each of the Covered Credit Parties has the corporate power or limited liability company power, as applicable, to execute and deliver the Operative Documents to which it is a party, to grant a security interest in certain of its assets as collateral as required under the Security Agreement and the IP Security Agreement, and to perform its obligations under the Operative Documents to which it is a party.

3. The board of directors or sole member, as applicable, of each Covered Credit Party has adopted by requisite vote the resolutions necessary to authorize the execution and delivery by such Covered Credit Party of the Operative Documents to which it is a party, and the performance by each such Covered Credit Party of its obligations thereunder.

4. Each Covered Credit Party has duly executed and delivered the Operative Documents to which it is a party.

5. Each of the Operative Documents is a valid and binding obligation of each of the Credit Parties that is a party thereto on the date hereof and is enforceable against such Credit Party in accordance with its terms.

6. The execution and delivery by each of the Covered Credit Parties and, except in the case of subparagraph (a), each of the other Credit Parties of the Operative Documents to which it is a party on the date hereof and the performance of its obligations under the Operative Documents to which it is a party on the date hereof will not (a) violate any existing provisions of the certificate of incorporation or certificate of formation, as applicable or bylaws or limited liability company agreement, as applicable, of such Covered Credit Party, (b) result in the creation or imposition of (or obligation to create or impose) any Lien on or with respect to any property of any Credit Party (other than Liens created pursuant to the Operative Documents) under, or result in a breach or other violation of, or constitute a default under, any agreement listed on Schedule G attached hereto (the “Specified Agreements”) (except we express no opinion with respect to

May 16, 2011

violations, breaches or defaults under any agreement which is not a Specified Agreement or the accuracy of calculations under financial covenants or financial tests), or (c) constitute a violation by such Credit Party of any applicable provision of existing statutory law or governmental regulation applicable to such Credit Party and covered by this opinion letter.

7. No Credit Party is presently required to obtain any consent, approval, authorization or order of, or make any filings with, any United States federal or State of New York court or governmental body, authority or agency, or any Delaware State court or governmental body, authority, or agency acting pursuant to the Delaware General Corporation Law (the “DGCL”) or the Delaware Limited Liability Company Act (the “DLLCA”), in order to obtain the right (a) to execute and deliver the Operative Documents to which it is a party, (b) to pledge and grant or convey security interest in and liens upon its assets as collateral as required under the Security Agreement and the IP Security Agreement, or (c) to perform its obligations under the Operative Documents to which it is a party except for: (i) those obtained or made on or prior to the date hereof, (ii) any actions or filings necessary to perfect the liens and security interests granted under the Security Agreement and the IP Security Agreement, or to release existing liens, (iii) actions or filings required in connection with the ordinary course conduct by the Credit Parties of their business and ownership or operation by the Credit Parties of their assets and (iv) actions and filings which might be required under any of the laws, regulations or governmental requirements set forth on Schedule C hereto (as to each of which we express no opinion).

8. With respect to each Credit Party which is a “grantor” thereunder, the Security Agreement and the IP Security Agreement create a valid security interest in favor of the Agent, for the benefit of the Secured Parties as defined therein, in such Credit Party’s collateral therein respectively described with respect to which such Credit Party has rights or has the power to transfer rights (the “Collateral”) and which constitutes property in which a security interest can be granted under Article 9 of the New York UCC. Such Collateral is referred to herein as the “Code Collateral.”

9. (a) Under the New York UCC, the perfection of the Agent’s security interests in the Code Collateral (i) will, as a general matter and except as otherwise provided in Sections 9-301 through 9-307 of the New York UCC, be governed by the local law of the jurisdiction in which the applicable grantor is located (which in the case of a registered organization (as defined in the New York UCC) such as a corporation or a limited liability company that is organized under the laws of a State (as defined in the New York UCC) is the State under whose laws such registered organization is organized or (B) an organization that is not a registered organization, is its chief executive office), (ii) will, in the case of a possessory security interest, generally be governed by the local law of the jurisdiction in which the collateral is located, (iii) which constitutes certificated securities will be governed by the local law of the jurisdiction in which the security certificates are

May 16, 2011

located (other than perfection by filing, which is governed by the local law of the jurisdiction in which the applicable grantor is located) as specified in Section 9-305(a)(1) of the New York UCC, (iv) which constitutes uncertificated securities will be governed by the local law of the issuer’s jurisdiction as specified in Section 8-110(d) of the New York UCC pursuant to Section 9-305(a)(2) of the New York UCC (other than perfection by filing, which is governed by the local law of the jurisdiction in which the applicable grantor is located), (v) which constitutes a security entitlement or a securities account will be governed by the local law of the securities intermediary’s jurisdiction as specified in Section 8-110(e) of the New York UCC pursuant to Section 9-305(a)(3) of the New York UCC (other than perfection by filing, which is governed by the local law of the jurisdiction in which the applicable grantor is located), (vi) which constitutes goods covered by a certificate of title will be governed by the local law of the jurisdiction under whose certificate of title the goods are covered as specified in Section 9-303 of the New York UCC, (vii) which constitutes deposit accounts will be governed by the local law of the depositary bank’s jurisdiction as specified in Section 9-304 of the New York UCC, (viii) which constitutes letter-of-credit rights will generally be governed by the local law of the issuer’s or nominated person’s jurisdiction as specified in Section 9-306 of the New York UCC, and (ix) which constitutes other categories will be governed by the laws of the jurisdiction or jurisdictions specified in Sections 9-301 through 9-307 of the New York UCC.

(b) Under the principles described in the preceding subparagraph (a)(i) of this paragraph 9 and, with respect to perfection by filing, in the preceding subparagraphs (a)(iii), (a)(iv) and (a)(v) of this paragraph 9, the perfection of the Agent’s security interests in certain of the Code Collateral (the “Filing Code Collateral”) of the Covered Credit Parties is governed by the laws of the jurisdiction of organization of such Credit Party, to wit, in the case of each Covered Credit Party, as set forth on Exhibit A hereto. When the Financing Statement naming the applicable Covered Credit Party as debtor is duly filed in the filing office of the state as set forth on Schedule H hereto (and the applicable fees are paid), the security interests granted to the Agent under the Security Agreement in the Filing Code Collateral of such Covered Credit Party will be perfected to the extent such security interests can be perfected by the filing of Uniform Commercial Code financing statements in such jurisdiction.

(c) Excluding pledges by a Credit Party of securities of any entity organized under the laws of any jurisdiction other than the United States of America or a State thereof or the District of Columbia (in respect of which we provide no opinion), and assuming (in addition to all other assumptions upon which this letter is based) that the Agent has taken and is retaining possession in the State of New York of the certificates representing the securities which are certificated and pledged pursuant to the Security Agreement as identified on Schedule F (the “Pledged Securities”), duly endorsed in blank, the security interest in favor of the Agent for the benefit of the Secured Parties in the Pledged

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Securities is perfected under the New York UCC; and assuming further (in addition to all other assumptions upon which this letter is based) that the Agent has taken possession of such Pledged Securities and such accompanying endorsements without notice (actual or constructive), at or prior to the time of delivery of the Pledged Securities and endorsements to the Agent, of any adverse claim within the meaning of Section 8- 102(a)(1) of the New York UCC, the Agent has acquired its security interest in such Pledged Securities free of any such adverse claims.

10. None of the Credit Parties is required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

11. Assuming that each Credit Party will comply with the provisions of the Credit Agreement relating to the use of proceeds and the Acquisitions are consummated, neither the execution and delivery of the Credit Agreement by each Credit Party thereto, nor the consummation of the lending transactions contemplated therein to occur on or prior to the date hereof in accordance therewith, will result in a violation of Regulation U or X of the Board of Governors of the Federal Reserve System.

12. To our actual knowledge, no litigation which on the date of this letter is pending against the Credit Parties with a court seeks to enjoin or obtain damages by reason of the Credit Parties’ execution or delivery of any of the Operative Documents or the performance by any of the Credit Parties of any of its agreements in the Operative Documents. For purposes of this letter, our Designated Transaction Lawyers have not undertaken any investigation to identify any litigation which is pending or threatened against the Credit Parties.

13. Upon the due filing and recordation of the IP Security Agreement in the Untied States Patent and Trademark Office (“USPTO”) and the United States Copyright Office (“USCO”), as applicable, and the payment of all filing and recordation fees associated therewith, the security interests created in such IP Security Agreement in the Untied States registered trademarks, registered copyright, registered patents and applications thereof (if any) (but excluding any “intent to use” applications), which are specifically identified in such IP Security Agreement, will be perfected to the extent the same may be perfected by such filing and recordation. We note for your information that filing with the USPTO and USCO alone may not be sufficient to perfect fully the security interests in such Collateral, and that under the applicable UCC and federal law, appropriate UCC financing statements should also be filed in respect of such Collateral.

In preparing this letter, we have relied without any independent verification upon the assumptions recited in Schedule B hereto and upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Operative Documents; and (iii) factual information provided to us by each of the Credit Parties;

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and (iv) factual information we have obtained from such other sources as we have deemed reasonable. We have examined the originals or copies certified to our satisfaction, of such other corporate or limited liability company records of the Credit Parties as we deem necessary for or relevant to our opinions, certificates of public officials and the officers of the Credit Parties and we have assumed without investigation that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading. For the purposes of the opinions in paragraph 1, we have relied exclusively upon certificates issued by a governmental authority in the relevant jurisdiction, and such opinions are not intended to provide any conclusion or assurance beyond that conveyed by those certificates.

While we have not conducted any independent investigation to determine facts upon which our opinions are based or to obtain information about which this letter advises you, we confirm that we do not have any actual knowledge which has caused us to conclude that our reliance and assumptions cited in the preceding paragraph, are unwarranted or that any information supplied in this letter is wrong. The terms “knowledge,” “actual knowledge” and “aware” whenever used in this letter with respect to our firm mean conscious awareness at the time this letter is delivered on the date it bears by the following Kirkland & Ellis LLP lawyers who have had significant involvement with the negotiation or preparation of the Operative Documents (herein called our “Designated Transaction Lawyers”): Jay Ptashek, Nicholas Schwartz, Kathryn Leonard and Zeev Menes.

Except as set forth in the following sentences of this paragraph, our advice on every legal issue addressed in this letter is based exclusively on the internal laws of the State of New York or the federal law of the United States which, in each case, in our experience is generally applicable both to general business organizations which are not engaged in regulated business activities and to transactions of the type contemplated in the Operative Documents between the Credit Parties, on the one hand, and you, on the other hand (but without our having made any special investigation as to any other laws), except that we express no opinion or advice as to any law or legal issue (a) which might be violated by any misrepresentation or omission or a fraudulent act, or (b) to which any Credit Party may be subject as a result of your legal or regulatory status, your sale or transfer of the Loans or interests therein or your (as opposed to any other lender’s) involvement in the transactions contemplated by the Operative Documents. For purposes of the opinions expressed in paragraph 9(b) with respect to the Covered Opinion Parties organized in the State of Delaware, we have reviewed the statutory provisions of the Delaware UCC as set forth in the Commerce Clearing House, Inc. Secured Transactions Guide as supplemented through April 12, 2011 (the “Guide”) (without regard to judicial interpretation thereof or regulations promulgated thereunder) and, with respect to such Covered Credit Parties, our opinions in such paragraph 9(b) are based solely on such review and on the assumption that such statutory provisions are given the same interpretation and application as the corresponding provisions of the New York UCC are given in the State of New York. For purposes of

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paragraphs 1 through 4 and 6(a) and, to the extent set forth therein, paragraph 7, our opinions are based on the DGCL or DLLCA, as applicable (without regard to judicial interpretation thereof or rules or regulations promulgated thereunder), as published by Aspen Publishers, Inc., as supplemented through April 15, 2011 (we note however that we are not admitted to practice law in the State of Delaware, and without limiting the forgoing we expressly disclaim any opinions regarding Delaware contract law or general Delaware law that may be incorporated by reference into the DLLCA or into any limited liability company agreement or similar governing document (howsoever denominated) entered into pursuant thereto). We advise you that issues addressed by this letter may be governed in whole or in part by other laws, but we express no opinion as to whether any relevant difference exists between the laws upon which our opinions are based and any other laws which may actually govern. Our opinions are subject to all applicable qualifications in Schedule A hereto and do not cover or otherwise address any law or legal issue which is identified in Schedule C hereto or any provision in the Operative Documents of any type identified in Schedule D hereto. Provisions in the Operative Documents which are not excluded by Schedule D or any other part of this letter or its attachments are called the “Relevant Agreement Terms.”

Our advice on each legal issue addressed in this letter represents our opinion as to how that issue would be resolved were it to be considered by the highest court of the jurisdiction upon whose law our opinion on that issue is based. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case, and this letter is not intended to guarantee the outcome of any legal dispute which may arise in the future. It is possible that some Relevant Agreement Terms of a remedial nature contained in the Operative Documents may not prove enforceable for reasons other than those cited in this letter should an actual enforcement action be brought, but (subject to all the exceptions, qualifications, exclusions and other limitations contained in this letter) such unenforceability would not in our opinion prevent you from realizing the principal benefits purported to be provided by the Relevant Agreement Terms of a remedial nature contained in the Operative Documents.

This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which our Designated Transaction Lawyers did not have actual knowledge at that time, by reason of any change subsequent to that time in any law covered by any of our opinions, or for any other reason. The attached schedules are an integral part of this letter, and any term defined in this letter or any schedule has that defined meaning wherever it is used in this letter or in any schedule to this letter.

You may rely upon this letter only for the purpose served by the provision in the Credit Agreement cited in the second paragraph of this letter in response to which it has been delivered. Without our written consent: (i) no person other than you may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private

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placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance. Notwithstanding the foregoing, financial institutions which subsequently become Lenders or the Agent under the Credit Agreement, in each case in accordance with the provisions thereof, may rely on this letter as of the time of its delivery on the date hereof as if this letter were addressed to them.

Sincerely,

KIRKLAND & ELLIS LLP

Schedule A General Qualifications

All of our opinions (“our opinions”) in the letter to which this Schedule is attached (“our letter”) are subject to each of the qualifications set forth in this Schedule.

1. Bankruptcy and Insolvency Exception. Each of our opinions is subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally. This exception includes:

(a) the federal Bankruptcy Code and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses and the coverage of pre-petition security agreements applicable to property acquired after a petition is filed;

(b) all other federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights of creditors generally or that have reference to or affect only creditors of specific types of debtors;

(c) state fraudulent transfer and conveyance laws; and

(d) judicially developed doctrines in this area, such as substantive consolidation of entities, equitable subordination and the recharacterization of debt.

2. Equitable Principles Limitation. Each of our opinions is subject to the effect of general principles of equity, whether applied by a court of law or equity. This limitation includes principles:

(a) governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

(b) affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement;

(c) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement;

(d) requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

(e) requiring consideration of the materiality of (i) a breach and (ii) the consequences of the breach to the party seeking enforcement;

(f) requiring consideration of the commercial impracticability or impossibility of performance at the time of attempted enforcement; and

(g) affording defenses based upon the unconscionability of the enforcing party’s conduct after the parties have entered into the contract.

3. Other Common Qualifications. Each of our opinions is subject to the effect of rules of law that:

(a) limit or affect the enforcement of provisions of a contract that purport to waive, or to require waiver of, the obligations of good faith, fair dealing, diligence and reasonableness;

(b) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected, other than the selection of New York State courts pursuant to New York General Obligations Law Section 5-1402;

(c) limit the availability of a remedy under certain circumstances where another remedy has been elected;

(d) provide a time limitation after which a remedy may not be enforced;

(e) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights;

(f) relate to the sale or disposition of collateral or the requirements of a commercially reasonable sale;

(g) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, bad faith, recklessness, willful misconduct, unlawful conduct, violation of public policy, for strict product liability or for liabilities arising under securities laws or litigation against another party determined adversely to such party;

(h) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

(i) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees and other costs;

(j) may permit a party that has materially failed to render or offer performance required by the contract to cure that failure unless (i) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (ii) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract;

(k) may render guarantees or other similar instruments or agreements unenforceable under circumstances where your actions, failures to act or waivers, amendments or replacement of the Operative Documents evidencing or relating to the guaranteed obligations (i) so radically change the essential nature of the terms and conditions of the guaranteed obligations and the related transactions that, in effect, a new relationship has arisen between you and any of the Credit Parties which is substantially and materially different from that presently contemplated primary obligor; and by the Operative Documents or (ii) impair the guarantor’s recourse against the primary obligor;

(l) relate to whether the guarantee would remain enforceable if you release the primary obligor either directly or by electing a remedy which precludes you from proceeding directly against the obligor; and

(m) limit the enforceability of requirements in the Operative Documents that provisions therein may only be waived or amended in writing, to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any such provision.

4. Referenced Provision Qualification. Each provision (the “First Provision”) in any of the Operative Documents requiring any of the Credit Parties to perform its obligations under, or to cause any other person to perform its obligations under, any other provision (the “Second Provision”) of any Operative Document, or stating that any action will be taken as provided in or in accordance with any such Second Provision, are subject to the same qualifications as the corresponding opinion in this letter relating to the validity, binding effect and enforceability of such Second Provision.

5. Collateral Qualifications. The opinions and advice in our letter are subject to the following qualifications and advice (terms used herein which are defined in the New York UCC or any other applicable UCC having the same meanings for purposes hereof given to them therein):

(a) certain rights of debtors and obligors and duties of secured parties referred to in Sections 1-102(3) and 9-602 of the New York UCC (and the corresponding sections of any other applicable Uniform Commercial Code) may not be waived, released, varied or disclaimed by agreement, and our opinions regarding any such waivers, releases, variations and disclaimers are limited accordingly;

(b) our opinions regarding the creation and perfection of security interests are subject to the effect of (i) the limitations on the existence and perfection of security interests in proceeds resulting from the operation of Section 9-315 of any applicable Uniform Commercial Code; (ii) the limitations in favor of buyers, licensees and lessees imposed by Sections 9-320, 9-321 and 9-323 of any applicable Uniform Commercial Code; (iii) the limitations with respect to documents, instruments and securities imposed by Sections 9-331 and 8-303 of any applicable Uniform Commercial Code; (iv) other rights of persons in possession of money, instruments and proceeds constituting certificated or uncertificated securities; and (v) section 547 of the Bankruptcy Code with respect to preferential transfers and section 552 of the Bankruptcy Code with respect to any Collateral acquired by any Credit Party subsequent to the commencement of a case against or by such Credit Party under the Bankruptcy Code;

(c) Article 9 of each applicable Uniform Commercial Code requires the filing of continuation statements within specified periods in order to maintain the effectiveness of the filings referred to in our letter;

(d) additional filings or actions may be necessary if any of the Credit Parties changes its name, identity or corporate or organizational structure or location (as defined in any applicable Uniform Commercial Code);

(e) your security interest in certain of the Collateral may not be perfected by the filing of financing statements under the Uniform Commercial Code;

(f) we express no opinion regarding the perfection of any security interest except as specifically set forth in our letter, or regarding the continued perfection of any possessory security interest in any Collateral (or other security interest the perfection of which depends upon the location of such Collateral) upon or following the removal of such Collateral to another jurisdiction; we express no opinion regarding the perfection of any security interest in deposit accounts, money or letter-of-credit rights or regarding the perfection of any possessory security interest in Collateral in possession of a person other than the secured party, or in fixtures to the extent such security interest is purported to be perfected by a financing statement filed as a fixture filing; we express no opinion with respect to the perfection by filing of any security interest with respect to Collateral as to which the filing of a Financing Statement has not been authorized by the debtor either in an authenticated record or pursuant to Section 9-509(b) or (c) of any applicable Uniform Commercial Code; and except as expressly set forth in opinion paragraph 9 (regarding certain security interests being acquired free of adverse claims), we express no opinion regarding the priority of any lien or security interest;

(g) the assignment of or creation of a security interest in any contract, lease, license, permit or other general intangible or account, chattel paper or promissory note may require the approval of the issuer thereof or the other parties thereto, except to the extent that restrictions on the creation, attachment, perfection or enforcement of a security interest therein are unenforceable under Sections 9-406 and 9-408 of the New York UCC or other applicable Uniform Commercial Code;

(h) we express no opinion with respect to any self-help remedies to the extent they vary from those available under the New York UCC or with respect to any remedies otherwise inconsistent with the New York UCC (to the extent that the New York UCC is applicable thereto) or other applicable law (including, without limitation, any other applicable Uniform Commercial Code);

(i) a substantial body of case law treats guarantors as “debtors” under the New York UCC, thereby according guarantors rights and remedies of debtors established by the New York UCC;

(j) we express no opinion with respect to (1) the creation, perfection or enforceability of agricultural liens or (2) the creation, perfection or enforceability of security interests in: property in which it is illegal or violative of governmental rules or regulations to grant a security interest (such as, for example, governmental permits and licenses); except as otherwise provided in Sections 9-406 and 9-408 of the applicable Uniform Commercial Code general intangibles which terminate or become terminable if a security interest is granted therein; property subject to negative pledge clauses (other than those in the Operative Documents) of which you have knowledge; vehicles, ships, vessels, barges, boats, railroad cars, locomotives or other rolling stock, aircraft, aircraft engines, propellers and related parts, and other property for which a state or federal statute or treaty (including without limitation any applicable Uniform Commercial Code) provides for registration or certification of title or specifies a place of filing different from that specified in Section 9-501 of any applicable Uniform Commercial Code; tort claims; crops, farm products, equipment used in farming operations and accounts or general intangibles arising from or relating to the sale of farm products by a farmer; timber to be cut; fixtures; “as-extracted collateral” (including without limitation oil, gas or other minerals and accounts arising out of the sale at the wellhead or minehead of oil, gas or other minerals); consumer goods; property identified to a contract with, or in the possession of, the United States of America or any state, county, city, municipality or other governmental body or agency; goods for which a negotiable document of title has been issued; and copyrights, patents and trademarks, other intellectual property rights, service marks, know-how, processes, trade secrets, undocumented computer software, unrecorded and unwritten data and information, and rights and licenses thereunder;

(k) we note that the remedies under the Security Agreement with regard to the sale of any securities subject to any security interest are subject to compliance with applicable state and federal securities law;

(l) we express no opinion with respect to the enforceability of any security interest in any accounts, chattel paper, documents, instruments or general intangibles with respect to which the account debtor or obligor is the United States of America, any state, county, city, municipality or other governmental body, or any department, agency or instrumentality thereof;

(m) we express no opinion with respect to the enforceability of any provision of any Operative Document which purports to authorize you to sign or file financing statements or other documents under circumstances not authorized under the applicable Uniform Commercial Code;

(n) we express no opinion with respect to the enforceability of any provision of any Operative Document which purports to authorize you to purchase at a private sale Collateral which is not subject to widely distributed standard price quotations or sold on a recognized market;

(o) we express no opinion regarding any Credit Party’s rights in or title to its properties, including without limitation, any of the Collateral;

(p) we express no opinion regarding the characterization of a transaction as one involving the creation of a lien on real property, the characterization of a contract as one in a form sufficient to create a lien or a security interest in real property, the creation, perfection, priority or enforcement of a lien on real property or matters involving ownership or title to any real property;

(q) we note that the perfection of any security interest may be terminated as to Collateral otherwise disposed of by any Credit Party if such disposition is authorized in the Operative Documents or otherwise by the Agent or the requisite Lenders;

(r) we express no opinion regarding the enforceability of any pre-default waiver of notification of disposition of Collateral, mandatory disposition of Collateral or redemption rights;

(s) we express no opinion regarding the enforceability of any provisions asserting that Collateral is owned by or is property of a secured party prior to such secured party’s foreclosure of such Collateral in accordance with the applicable Uniform Commercial Code;

(t) our opinions as to the validity, binding effect and enforceability of any Operative Document do not constitute opinions as to the creation, existence or perfection, effect of perfection or priority of any lien or security interest purported to be granted thereunder; opinions as to the creation, perfection, effect of perfection or priority of any lien or security interest are given, if at all, only to the extent set forth in opinion paragraphs 8 and 9 and are subject to the assumptions, qualifications and limitations applicable to such opinions set forth in this letter and the accompanying attachments; and

(u) as to the shares of stock or other equity interests issued by any issuer thereof which is organized under the laws of any jurisdiction other than the United States of America or a State thereof, we note that the creation and perfection of security interests therein may require actions in addition to those referenced in opinion paragraph 9, and we express no opinion regarding such actions or the effect that the failure to take any such actions may have on the creation and perfection of any security interests therein created and perfected or purported to be created and perfected under the Security Agreement and any applicable Uniform Commercial Code.

6. Lender’s Regulatory Qualification. We express no opinion with respect to, and our opinions are subject to, the effect of the compliance or noncompliance of each of you with any state or federal laws or regulations applicable to you because of your legal or regulatory status or the nature of your business or requiring you to qualify to conduct business in any jurisdiction.

7. Usury Qualification. We express no opinion with regard to usury or other laws limiting or regulating the maximum amount of interest that may be charged, collected, received or contracted for, other than the internal laws of the State of New York and, without limiting the foregoing, we expressly disclaim any opinions as to the usury or other such laws of any other jurisdiction (including laws of other states made applicable through principles of federal preemption or otherwise) which may be applicable to the transactions contemplated by the Operative Documents.

8. “Savings Clause” Qualification. We express no opinion regarding the enforceability of Section 2.03(c) of the Guaranty (the so-called “fraudulent conveyance or fraudulent transfer savings clause”) (and any similar provision in any other document or agreement) to the extent such provisions purport to limit the amount of the obligations of any party or the right to contribution of any other party with respect to such obligations.

Schedule B Assumptions

For purposes of our letter, we have relied, without investigation, upon each of the following assumptions:

1. You are existing and in good standing in your jurisdiction of organization.

2. You have full power and authority (including without limitation under the laws of your jurisdiction of organization) to execute, deliver and to perform your obligations under each of the Operative Documents to which you are a party and each of the Operative Documents to which you are a party has been duly authorized by all necessary action on your part and has been duly executed and duly delivered by you.

3. The Operative Documents to which you are a party constitute valid and binding obligations of yours and are enforceable against you in accordance with their terms (subject to qualifications, exclusions and other limitations similar to those applicable to our letter).

4. You have complied with all legal requirements pertaining to your status as such status relates to your rights to enforce the Operative Documents to which you are a party against the Credit Parties.

5. You have satisfied those legal requirements that are applicable to you to the extent necessary to make the Operative Documents enforceable against you.

6. You have acted in good faith and without notice of any defense against the enforcement of any rights created by, or adverse claim to any property or security interest transferred or created as part of, the transactions effected under the Operative Documents (herein called the “Transactions”).

7. Each document submitted to us for review is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine.

8. Each certificate obtained from a governmental authority relied on by us is accurate, complete and authentic, and all relevant official public records to which each such certificate relates are accurate and complete.

9. There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence.

10. Any information required to be disclosed to the Credit Parties or their governing bodies in connection with any matter relevant to any legal issue covered by our opinions has been fully and fairly disclosed to such Persons and no such disclosure contains any relevant error or omission.

11. The conduct of the parties to the Operative Documents has complied with any requirement of good faith, fair dealing and conscionability.

12. With respect to the opinions set forth in paragraphs 6 and 7 of this letter, all parties to Transactions will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Operative Documents.

13. There are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Operative Documents.

14. With respect to the opinions set forth in paragraphs 6 and 7 of this letter, no Credit Party will in the future take any discretionary action (including a decision not to act) permitted under the Operative Documents that would result in a violation of law or constitute a breach or default under any other agreements or court orders to which such Credit Party may be subject.

15. No Lender is subject to Regulation T of the Board of Governors of the Federal Reserve System; and no proceeds of the Loans will be used for the purpose of acquiring “margin securities” as such term is defined in Regulation U or for any purpose which would violate or be inconsistent with the Credit Agreement.

16. Collateral Assumptions. The opinions and advice contained in opinion paragraphs 8 and
9 of our letter are subject to the following assumptions:

(a) Each Credit Party (i) has the requisite title and rights to any Collateral existing on the date hereof and (ii) will have the requisite title and rights to each item of Collateral arising after the date hereof.

(b) The descriptions of Collateral in the Operative Documents reasonably describe the property intended to be described as Collateral.

(c) The representations made by each Credit Party in the Operative Documents to which it is a party with respect to its jurisdiction of organization and location (as defined in any applicable UCC) are and will remain true and correct.

(d) The address of the secured party listed on the Financing Statements is an address from which information concerning the security interest may be obtained.

(e) Value (as defined in Section 1-201(44) of the New York UCC) has been given by you to the Credit Parties for the security interests and other rights in and assignments of Collateral described in or contemplated by the Operative Documents.

(f) All information regarding the secured party on the Financing Statements is accurate and complete in all respects.

17. The constitutionality or validity of a relevant statute, rule, regulation or agency action is not in issue.

18. All agreements, other than the Operative Documents with respect to which we have provided advice in our letter or reviewed in connection with our letter, would be enforced as written.

19. With respect to the opinions set forth in opinion paragraphs 5, 6 and 7, we assume the Credit Parties will in the future obtain all permits and governmental approvals required, relevant to the consummation of the transactions to be consummated pursuant to the Operative Documents or performance of the Operative Documents.

20. All information required to be disclosed in connection with any consent or approval by the board of directors or stockholders (or equivalent governing group) of any Credit Party and all other information required to be disclosed in connection with any issue relevant to our opinions has in fact been fully and fairly disclosed to all persons to whom it is required to be disclosed.

21. Each Credit Party’s certificate of incorporation (or equivalent governing instrument), all amendments to that instrument, and all resolutions adopted establishing classes or series of stock or other equity interests under that instrument, and each Credit Party’s bylaws (or equivalent governing instrument) (“Charter Documents”), and all amendments to such Charter Documents, have been adopted in accordance with all applicable legal requirements.

22. Each person who has taken any action relevant to any of our opinions in the capacity of director or officer was duly elected to that director or officer position and held that position when such action was taken.

23. The execution, delivery and performance by each Credit Party of the Operative Documents to which it is a party (a) do not violate the laws of the jurisdiction in which it is organized or any other applicable laws (except the law of the State of New York, the DGCL, DLLCA and the federal laws of the United States) and (b) do not constitute a breach or violation of any agreement or instrument which is binding upon such Credit Party (except for the Specified Agreements).

24. With respect to all Credit Parties other than the Covered Credit Parties, we have assumed that (i) it is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) it has full power and authority (including, without limitation under its organization documents and the laws of its jurisdiction of organization) to execute and deliver the Operative Documents to which it is party and to perform its obligations under the Operative Documents to which it is party, (iii) each Operative Document to which it is party has been duly authorized by all necessary action on its part and no other corporate or limited liability company action of it is required in connection with such authorizations and (iv) each Operative Document to which it is party has been duly executed and delivered by an authorized officer of such Credit Party.

Schedule C

Excluded Law and Legal Issues

None of the opinions or advice contained in our letter covers or otherwise addresses any of the following laws, regulations or other governmental requirements or legal issues:

1. federal securities laws and regulations (including all other laws and regulations administered by the United States Securities and Exchange Commission), state “Blue Sky” laws and regulations, and laws and regulations relating to commodity (and other) futures and indices and other similar instruments (except with respect to the Investment Company Act of 1940, as amended, to the extent of our opinion in opinion paragraph 10);

2. pension and employee benefit laws and regulations (e.g., ERISA);

3. federal and state antitrust and unfair competition laws and regulations;

4. compliance with fiduciary duty requirements;

5. the statutes and ordinances, the administrative decisions and the rules and regulations of counties, towns, municipalities and special political subdivisions and judicial decisions to the extent that they deal with any of the foregoing;

6. fraudulent transfer and fraudulent conveyance laws;

7. except as set forth in opinion paragraph 13 of our letter, federal patent, trademark and copyright, state trademark, and other federal and state intellectual property laws and regulations;

8. federal and state environmental, land use and subdivision, tax, racketeering (e.g., RICO), health and safety (e.g., OSHA), and labor laws and regulations;

9. any laws relating to terrorism or money laundering, including Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) (the “Terrorism Executive Order”) or any related enabling legislation or any other similar executive order (collectively with the Terrorism Executive Order, the “Executive Orders”), the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56, the “Patriot Act”), any sanctions and regulations promulgated under authority granted by the Trading with the Enemy Act, 50 U.S.C. App. 1-44, as amended from time to time, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, as amended from time to time, the Iraqi Sanctions Act, Publ. L. No. 101-513; United Nations Participation Act, 22 U.S.C. § 287c, as amended from time to time, the International Security and Development Cooperation Act, 22 U.S.C. § 2349 aa-9, as amended from time to time, The Cuban Democracy Act, 22 U.S.C. §§ 6001-10, as amended from time to time, The Cuban Liberty and Democratic Solidarity Act, 18 U.S.C. §§ 2332d and 2339b, as amended from time to time, and The

Foreign Narcotics Kingpin Designation Act, Publ. L. No. 106-120, as amended from time to time;

10. the effect of any law, regulation or order which hereafter is enacted, promulgated or issued;

11. other than the specific opinion set forth in opinion paragraph 11, Federal Reserve Board margin regulations;

12. other than the specific opinion set forth in opinion paragraph 7, federal and state laws and regulations concerning filing and notice requirements, other than requirements applicable to charter-related documents such as a certificate of merger;

13. federal and state laws, regulations and policies concerning (i) national and local emergency, (ii) possible judicial deference to acts of sovereign states, and (iii) criminal and civil forfeiture laws;

14. other federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes); and

15. the Communications Act and the rules, regulations and policies of the Federal Communications Commission promulgated thereunder.

Schedule D Excluded Provisions

None of the opinions in the letter to which this Schedule D is attached covers or otherwise addresses any of the following types of provisions which may be contained in the Operative Documents:

1. Choice-of-law provisions, other than the selection of New York law under choice of law rules in New York.

2. Indemnification for gross negligence, willful misconduct or other wrongdoing or strict product liability or any indemnification for liabilities arising under securities laws.

3. Provisions mandating contribution towards judgments or settlements among various parties.

4. Waivers of (i) legal or equitable defenses, (ii) rights to damages, (iii) rights to counter claim or set-off, (iv) statutes of limitations, (v) rights to notice, (vi) the benefits of statutory, regulatory, or constitutional rights, unless and to the extent the statute, regulation, or constitution explicitly allows waiver, (vii) broadly or vaguely stated rights, and (viii) other benefits, in each case, to the extent they cannot be waived under applicable law.

5. Provisions providing for forfeitures or the recovery of amounts deemed to constitute penalties, or for liquidated damages, acceleration of future amounts due (other than principal) without appropriate discount to present value, late charges, prepayment charges, and increased interest rates upon default.

6. Time-is-of-the-essence clauses.

7. Provisions which provide a time limitation after which a remedy may not be enforced.

8. Except with respect to submission to the jurisdiction of the courts of the State of New York to the extent provided for in §5-1402 of the New York General Obligations Law, agreements to submit to the jurisdiction of any particular court or other governmental authority (either as to personal jurisdiction or subject matter jurisdiction); provisions restricting access to courts; waiver of the right to jury trial; waiver of service of process requirements which would otherwise be applicable; and provisions otherwise purporting to affect the jurisdiction and venue of courts. We note, however, that the submission to the jurisdiction of federal courts is subject to the power of federal courts to transfer actions pursuant to 28 U.S.C. § 1404(a) or to dismiss such actions or proceedings on the grounds that such a federal court is an inconvenient forum for such an action or proceeding. In addition, we express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any action where jurisdiction based on diversity of citizenship under 28 U.S.C. § 1332 does not exist.

9. Provisions appointing one party as an attorney in fact for an adverse party or providing that the decision of any particular person will be conclusive or binding on others.

10. Provisions purporting to limit rights of third parties who have not consented thereto or purporting to grant rights to third parties.

11. Provisions which purport to award attorneys’ fees solely to one party.

12. Provisions purporting to create a trust or constructive trust without compliance with applicable trust law.

13. Provisions in any of the Operative Documents requiring a Credit Party to perform its obligations under, or to cause any other person to perform its obligations under, or stating that any action will be taken as provided in or in accordance with, any other agreement.

14. Provisions, if any, which are contrary to the public policy of any jurisdiction.

15. Confession of judgment provisions.

16. Provisions that attempt to change or waive rules of evidence or fix the method or quantum of proof to be applied in litigation or similar proceedings.

17. Provisions that provide for the appointment of a receiver.

18. Provisions relating to the application of insurance proceeds and condemnation awards.

19. Provisions of the Operative Documents insofar as they authorize you to set off and apply any deposits at any time held, and any other indebtedness at any time owing, by you to or for the account of the Credit Parties.

20. Arbitration agreements.

21. Confidentiality agreements.

22. Provisions that provide for a power of sale.

23. Provisions that provide for a waiver of a right of reinstatement.

Schedule E Financing Statements

(see attached)

Schedule F Pledged Securities

Record Holder	Issuer	Certificate No(s)	Number of Shares
EGL Holdco, Inc.	Eagle Parent, Inc.	3	100
Eagle Parent, Inc.	Activant Group Inc.	1	100
Eagle Parent, Inc.	Epicor Software Corporation	1	100
Activant Group Inc.	Activant Solutions Inc.	C-2	10
Activant Solutions Inc.	HM Coop LLC	3	100
Activant Solutions Inc.	Activant International Holdings, Inc.	C1	1000
Epicor Software Corporation	SPECTRUM Human Resource Systems Corporation	201	1,000
Epicor Software Corporation	CRS Retail Systems, Inc.	17	1,000

Schedule G Specified Agreements

1. Agreement and Plan of Merger by and among the Borrower, Sun5 Merger Sub, Inc., Activant Group Inc. and Hellman & Friedman Capital Partners V, L.P., dated as of April
4, 2011.

2. Agreement and Plan of Merger by and among the Borrower, Element Merger Sub, Inc., and Epicor Software Corporation, dated as of April 4, 2011.

3. Indenture among the Borrower and Wells Fargo Bank, National Association, as Trustee, dated as of May 16, 2011.

4. Indenture among Epicor Software Corporation and U.S. Bank National Association, as
Trustee, dated as of May 8, 2007.

G-1

Schedule H Filing Offices

Entity	Filing Office
EGL Holdco, Inc.	Delaware
Eagle Parent, Inc.	Delaware
Activant Group Inc.	Delaware
Activant International Holdings, Inc.	Delaware
Epicor Software Corporation	Delaware
Activant Solutions Inc.	Delaware
HM Coop LLC	Delaware
CRS Retail Systems, Inc.	New York

Exhibit A Subsidiary Guarantors

1. Activant Group Inc., a Delaware corporation
2. Epicor Software Corporation, a Delaware corporation
3. Activant Solutions Inc., a Delaware corporation
4. Activant International Holdings, Inc., a Delaware corporation
5. HM Coop LLC, a Delaware limited liability company
6. SPECTRUM Human Resource Systems Corporation, a Colorado corporation
7. CRS Retail Systems, Inc., a New York corporation

Exhibit B Covered Credit Parties

1. Activant Group Inc.
2. Epicor Software Corporation
3. Activant Solutions Inc.
4. Activant International Holdings, Inc.
5. HM Coop LLC
6. CRS Retail Systems, Inc.

EXHIBIT I

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT

dated as of May [ ], 2011 among
EAGLE PARENT, INC., and
EGL HOLDCO, INC., and
CERTAIN SUBSIDIARIES IDENTIFIED HEREIN, collectively, the Initial Grantors,

and

ROYAL BANK OF CANADA, as Collateral Agent

Page

ARTICLE I DEFINITIONS
SECTION 1.01. Credit Agreement ....................................................................................................... 1
SECTION 1.02. Other Defined Terms .................................................................................................. 1

ARTICLE II SECURITY INTERESTS

ARTICLE III REMEDIES

ARTICLE IV SUBROGATION AND SUBORDINATION
SECTION 4.01. Contribution and Subrogation .................................................................................. 11
SECTION 4.02. Subordination ........................................................................................................... 11

ARTICLE V MISCELLANEOUS

-i-

Schedules

SCHEDULE I Intellectual Property
SCHEDULE II Post Closing Actions

Exhibits

EXHIBIT I Form of Short Form Intellectual Property Security Agreement
EXHIBIT II Form of Intellectual Property Security Agreement Supplement

INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT dated as of May [ ], 2011, among EAGLE PARENT, INC., a Delaware corporation, EGL HOLDCO, INC., a Delaware corporation, and the other Persons listed on the signature pages hereof (collectively, the “Initial Grantors”), certain subsidiaries of the Borrower from time to time party hereto and ROYAL BANK OF CANADA (“RBC”), as Collateral Agent for the Secured Parties.

Reference is made to the credit agreement dated as of May [ ], 2011 (as amended, sup- plemented or otherwise modified from time to time, the “Credit Agreement”), among EAGLE PARENT, INC., as borrower (the “Borrower”), EGL HOLDCO, INC. (“Holdings”), RBC, as adminis- trative agent (in such capacity, the “Administrative Agent”), and collateral agent (in such capacity, the “Collateral Agent”), RBC, as swing line lender (in such capacity, the “Swing Line Lender”), each Lender from time to time party thereto and the other parties party thereto. The Lenders have agreed to extend credit to the Borrower and the Hedge Banks have agreed to enter into the Secured Hedge Agree-
ments subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lend- ers to extend such credit and of the Hedge Banks to enter into the Secured Hedge Agreements are condi-
tioned upon, among other things, the execution and delivery of this Agreement. Holdings and each other Grantor are Affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit and the Hedge Banks to enter into Secured Hedge Agree- ments. Accordingly, the parties hereto agree as follows:

ARTICLE I DEFINITIONS
SECTION 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also ap- ply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” means this Intellectual Property Security Agreement. “Claiming Party” has the meaning assigned to such term in Section 4.01. “Collateral” has the meaning assigned to such term in Section 2.01(a). “Contributing Party” has the meaning assigned to such term in Section 4.01.
“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now owned or hereafter acquired by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Gran- tor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations in the United States Copyright Office, including those listed on Schedule I.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Grantor” collectively, the Initial Grantors and any Person that executes and delivers a
Security Agreement Supplement pursuant to Section 5.14.

this Agreement.

“Initial Grantors” has the meaning assigned to such term in the preliminary statement of

“Intellectual Property” means all intellectual and similar property of every kind and na- ture now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know- how, show-how or other proprietary data or information, the intellectual property rights in software and databases and related documentation, and all additions and improvements to any of the foregoing.

“Intellectual Property Security Agreement Supplement” means an instrument in the form of Exhibit II hereto.

“License” means any Patent License, Trademark License, Copyright License or other In- tellectual Property license or sublicense agreement to which any Grantor is a party.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now owned or hereafter acquired by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now owned or hereafter acquired by any third party, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations and pending applications in the United States Patent and Trademark Of- fice or any similar offices in any other country, including those listed on Schedule I, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions dis- closed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Information” means the schedules and attachments in the form of Schedule
II to the Security Agreement, completed and supplemented as contemplated thereby.

“Security Interest” has the meaning assigned to such term in Section 2.01(a).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now owned or hereafter acquired by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now owned or hereafter acquired by any third party, and all rights of any Grantor under any such agree- ment.

“Trademarks” means all of the following now owned or hereafter acquired by any Gran- tor: (a) all trademarks, service marks, trade names, domain names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identi- fiers, designs and general intangibles of like nature, now owned or hereafter used, adopted or acquired, and all registrations and applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the
United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule I, and (b) all goodwill associated therewith or symbolized thereby.

ARTICLE II SECURITY INTERESTS
SECTION 2.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Ob- ligations, including the Guaranty, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Inter- est”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”):

(i) all Copyrights; (ii) all Patents;
(iii) all Trademarks; (iv) all Licenses;
(v) all other Intellectual Property; and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Per- son with respect to any of the foregoing.

provided, however, that notwithstanding any of the other provisions herein (and notwithstanding any re- cording of the Collateral Agent’s Lien made in the U.S. Patent and Trademark Office, U.S. Copyright Office, or other registry office in any other jurisdiction), this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any rule of law, statute or regulation or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation under any contract, license, agreement, instrument or other document evidencing or giving rise to a Grantor’s right to use such property, or would result in the forfeiture of the Grantors’ rights in the property including, without limitation, any Trademark applications filed in the United States Patent and Trademark Office on the ba- sis of such Grantor’s “intent-to-use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with and accepted by the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a lien in such Trademark application prior to such filing would adversely affect the enforceability or valid- ity of such Trademark application.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial fi- nancing statements with respect to the Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirm- ing, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signa- ture of any Grantor (only if such signature cannot reasonably be obtained by the Collateral Agent), and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Collat- eral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

SECTION 2.02. Representations and Warranties. Each Grantor represents and war- rants to the Collateral Agent and the other Secured Parties that:

(a) Schedule I hereto sets forth a list of all registrations and applications for registra- tion of Copyrights, Patents and Trademarks owned as of the date hereof by each Grantor. Except as would not, either individually or in the aggregate, be expected to have a Material Adverse Ef- fect, each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, de- liver and perform its obligations in accordance with the terms of this Agreement, without the con- sent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Perfection Information has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material respects as of the Closing Date.

(c) The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Information for filing in each governmental, municipal or other office specified in Schedule 5 to the Perfec- tion Information (or specified by notice from the Borrower to the Collateral Agent after the Clos-

ing Date in the case of filings, recordings or registrations required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States registrations and applica- tions for Patents, Trademarks and Copyrights) that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and pos- sessions, and no further or subsequent filing, refiling, recording, rerecording, registration or re- registration is necessary in any such jurisdiction, except as provided under applicable law with re- spect to the filing of continuation statements.

(d) Each Grantor represents and warrants that a fully executed agreement in the form of Exhibit I hereto and containing a description of all Collateral consisting of United States Pat- ents and United States registered Trademarks (and Trademarks for which United States registra- tion applications are pending) and United States registered Copyrights has been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and
the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to establish a valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral consisting of registrations and applications for Patents, Trademarks and Copyrights in which a security in-
terest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions under the Federal intellectual property laws, and no further or subsequent filing, refiling, recording, rerecording, registration or reregis-tration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of registrations and applications for Patents, Trademarks and Copyrights acquired or developed by any Grantor after the date hereof, (ii) such actions as may be required under the laws of jurisdictions outside the United States with respect to Collateral created under such laws, and (iii) the filing of Uniform Commercial Code financing and continuation statements contemplated in subsection (ii) of this Section 2.02 (a)).

(e) The Security Interest constitutes (i) a legal, valid security interest in all the Col- lateral securing the payment and performance of the Obligations, including the Guaranty, (ii) sub- ject to the filings described in Section 2.02(a), a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing state- ment or analogous document in the United States (or any political subdivision thereof) and its ter- ritories and possessions pursuant to the Uniform Commercial Code and (iii) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the re- ceipt and recording of this Agreement (or a fully executed short form agreement in form and sub- stance reasonably satisfactory to the Collateral Agent and the Borrower) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one-month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than (i) any nonconsensual Lien that is expressly permitted pursuant to Section 7.01 of the Credit Agreement and has priority as a matter of law and (ii) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(f) The Collateral, which is owned, in whole or in part by any Grantor, is owned by such Grantor free and clear of any Lien, except for Liens expressly permitted pursuant to Section
7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any as-signment in which any Grantor assigns any Collateral or any security agreement or similar in- strument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(g) This Agreement has been duly executed and delivered by each Grantor that is party hereto. This Agreement constitutes a legal, valid and binding obligation of such Grantor, enforceable against each Grantor that is party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 2.03. Covenants.

(a) The Borrower agrees promptly to notify the Collateral Agent in writing of any change (i) in legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, or (iii) in the jurisdiction of organization of any Grantor.

(b) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(c) (i) Each quarter, at the time of delivery of quarterly financial statements with re- spect to the preceding fiscal year pursuant to Section 6.01 of the Credit Agreement, the Company shall deliver to the Collateral Agent the information required pursuant to Sections 1 through 8 of the Perfection Information and (ii) annually, the Company shall deliver to the collateral Agent the information required pursuant to Section 10 of the Perfection Information, or confirm that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 2.03(c).

(d) The Company agrees, on its own behalf and on behalf of each other Grantor, (i) at the reasonable request of the Collateral Agent and at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents, and (ii) to take all such actions as the Collateral Agent may from time to time reasonably request, to better assure, preserve, protect and per- fect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral that is in excess of
$1,000,000 shall be or become evidenced by any promissory note or other instrument, such note or in- strument shall be promptly pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Col- lateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing

Schedule I or adding additional schedules hereto to specifically identify any asset or item that may consti- tute a registration or application for Copyrights, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within ten days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the repre- sentations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collat- eral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the mainte- nance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Collateral Agent has re- quested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within ten days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, Grantors shall not be obligated to re- imburse the Collateral Agent with respect to any Intellectual Property Collateral which any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain, in accordance with Section 2.04(b). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and ob- ligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

(g) On or prior to a date that is thirty (30) days after the Closing Date, or such later date as the Collateral Agent may reasonably determine after any request for extension by the Borrower, the Collateral Agent shall receive a certificate from the Borrower confirming that all actions set forth on Schedule II have been completed (with the exception of, if appropriate, any actions that the Borrower cer- tifies as not being able to complete, after having taken all commercially reasonable efforts to complete such actions); provided, that, with respect to any actions to be taken that have not been completed by such date, the Collateral Agent may determine in its sole reasonable judgment to waive such actions if it rea- sonably determines that the cost of completing such action is excessive in relation to the value to the Se- cured Parties of the security to be afforded thereby. In addition, the Borrower shall take all commercially reasonable actions to complete the actions set forth on Schedule II as soon as reasonably practical after the Closing Date.

SECTION 2.04. Additional Covenants.

(a) Except to the extent failure to act could not, either individually or in the aggre- gate, reasonably be expected to have a Material Adverse Effect, with respect to any registration or pend- ing application of each item of its Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the U.S. Patent and

Trademark Office, the U.S. Copyright Office and any other governmental authority located in the United States, to (i) maintain the validity and enforceability of any registered Collateral (or applications therefor) in full force and effect, and (ii) pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Collateral of such Grantor, in- cluding, without limitation, the payment of required fees and taxes, the filing of responses to office ac- tions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and
15 or the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and re- newal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(b) Except as could not reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Collateral may prematurely lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, becomes publicly known).

(c) Except where failure to do so could not reasonably be expected to have a Mate- rial Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each item of its Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and ser- vices as of the date hereof.

(d) Each Grantor agrees that, should it obtain an ownership or other interest in any Collateral after the Closing Date (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto and (ii) any such After-Acquired Intellectual Property shall automatically become part of the Collateral subject to the terms and conditions of this Agreement with respect thereto.

(e) Once every fiscal quarter of the Borrower, with respect to issued or registered Patents (or published applications therefor), registered Trademarks (or applications therefor), and regis- tered Copyrights, each Grantor shall sign and deliver to the Collateral Agent an appropriate supplement to this Agreement substantially in the form of Exhibit II hereto with respect to all such Intellectual Property owned by it as of the last day of such period, to the extent that such Intellectual Property is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will promptly cooperate as reasonably necessary to enable the Collateral Agent to make any necessary or rea- sonably desirable recordations with the U.S. Copyright Office or the U.S. Patent and Trademark Office,
as appropriate.

(f) Notwithstanding anything to the contrary contained herein, nothing in this Agreement prevents any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Collateral to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judg- ment that such discontinuance is desirable in the conduct of its business.

ARTICLE III REMEDIES
SECTION 3.01. Remedies Upon Default.

(a) If an Event of Default occurs and is continuing, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right, at the same or different times, with respect to any Collateral, on demand, to cause the Se- curity Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or other- wise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in viola- tion of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and, gen-
erally, to exercise any and all rights afforded to a secured party with respect to the Obligations under the Uniform Commercial Code (including the New York UCC) in any applicable jurisdiction or other appli- cable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law and the notice requirements described below, to sell or otherwise dispose of all or any part of the Collateral securing the Obligations at a public or private sale, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permit- ted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b) The Collateral Agent shall give the applicable Grantors ten days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Col- lateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collat- eral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Col- lateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obli-gated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the ex- tent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the pur-chase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collat- eral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the

Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 3.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 3.02. Application of Proceeds.

(a) The Collateral Agent shall apply the proceeds of any collection or sale of Collat- eral, including any Collateral consisting of cash, in accordance with Section 8.04 of the Credit Agree- ment.

(b) The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collat- eral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money therefor by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

(c) In making the determinations and allocations required by this Section 3.02, the Collateral Agent may conclusively rely upon information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Col- lateral Agent pursuant to this Section 3.02 shall be (subject to any decree of any court of competent juris- diction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the ap- plication by the Administrative Agent of any amounts distributed to it.

SECTION 3.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor shall, upon request by the Collateral Agent at any time after and during the continuance of an Event of Default, grant to the Collateral Agent an irrevocable (until the termination of the Credit Agreement) nonexclusive li- cense (exercisable without payment of royalty or other compensation to any such Grantor) to use, license or, solely to the extent necessary to exercise such rights and remedies, sublicense any of the Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that nothing in this Section 3.03 shall require any Grantor to grant any license that is prohibited by any rule of law, statute or regulation or is prohibited by, or constitutes a breach or default under or re-
sults in the termination of or gives rise to any right of acceleration, modification or cancellation under any contract, license, agreement, instrument or other document evidencing, giving rise to a right to use or theretofore granted, to the extent permitted by the Credit Agreement, with respect to such property; pro- vided, further, that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, during the continuation of an Event of De- fault; provided that any permitted license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

ARTICLE IV SUBROGATION AND SUBORDINATION
SECTION 4.01. Contribution and Subrogation. Each Grantor (a “Contributing
Party”) agrees (subject to Section 4.02) that, in the event assets of any other Grantor (the “Claiming Party”) shall be sold pursuant to any Collateral Document to satisfy any Obligation owed to any Secured Party, the Contributing Party shall indemnify the Claiming Party in an amount equal to the greater of the book value or the fair market value of such assets, in each case multiplied by a fraction of which the nu- merator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Grantor becoming a party hereto pursuant to Section 5.14, the date of the Security Agreement Supplement executed and delivered by such Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 4.01 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 4.02. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Sections 4.01 and 4.02 and all other rights of indemnity, con- tribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Grantor to make the payments required by Sections 4.01 and 4.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obli- gations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

ARTICLE V MISCELLANEOUS
SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 5.02. Waivers; Amendment.

(a) No failure or delay by the Collateral Agent, any other Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandon- ment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, any other Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumula- tive and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without lim-iting the generality of the foregoing, the making of a Loan or issuance of a Letter of

Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any other Agent any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 5.03. Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimburse- ment of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement. Without limitation of its indemnification obligations under the other Loan Documents, the Borrower agrees to in- demnify the Collateral Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agree- ment) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indem- nity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from (x) the gross negligence, bad faith or willful misconduct of such Indem- nitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee or (y) a material breach of this Agreement by such Indemnitee or of any affiliate, director, officer, em- ployee, counsel, agent or attorney-in-fact of such Indemnitee.

(b) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obli- gations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 5.03 shall be payable within ten days of written demand therefor.

SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and as- signs of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respec- tive successors and assigns.

SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent, any other Agent, any L/C Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall con- tinue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

SECTION 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and as- signs, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or trans- fer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 5.07. Severability. Any provision of this Agreement held to be invalid, il- legal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotia- tions to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.08. Right of Set-Off. In addition to any rights and remedies of the Lend- ers provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrower or any other Grantor, any such notice being waived by the Bor- rower (on its behalf and on behalf of each Grantor and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respec- tive Grantors and their Subsidiaries against any and all Obligations owing to such Lender and its Affili- ates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or under any other Loan Document and although such Obligations may be contin- gent or unmatured or denominated in a currency different from that of the applicable deposit or Indebted- ness. Each Lender and each L/C Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender or such L/C Issuer, as the case may be; provided that the failure to give such notice shall not affect the validity of such setoff and application.
The rights of each Lender and each L/C Issuer under this Section 5.08 are in addition to other rights and remedies (including other rights of setoff) that the Collateral Agent, such Lender and such L/C Issuer may have.

SECTION 5.09. Governing Law; Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR AND THE COLLATERAL AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GRANTOR AND THE COLLATERAL AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED HERETO.

SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 5.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12. Security Interest Absolute. All rights of the Collateral Agent here- under, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or en- forceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 5.13. Termination or Release.

(a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Obligations upon the termination of the Aggregate Commit- ments and payment in full of all Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable), the expiration or termination of all Letters of Credit and any other obligation (including a guarantee that is contingent in nature).

(b) Upon (i) any sale or other transfer by any Grantor of any Collateral that is per- mitted under the Credit Agreement or any other Loan Document to any Person other than the Company or any of its Domestic Subsidiaries that are Restricted Subsidiaries, (ii) the effectiveness of any written con- sent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.01 and Section 9.11(a)(iii) of the Credit Agreement, or (iii) with respect to any Collateral owned by a Grantor, upon the release of such Grantor from its obligations under the Guaranty pursuant to Section 4.13 of the Guaranty, the security interest of such Grantor in such Collateral shall be automatically released.

(c) Upon the granting of a security interest in any Collateral to another Person by a Grantor pursuant to Section 7.01(i) of the Credit Agreement, the security interest granted to or held by the Collateral Agent in such Collateral shall be released or subordinated to such security interest granted to such Person.

(d) Each Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released if such Grantor ceases to be a Material Subsidiary pursuant to the terms of the Credit Agreement.

(e) In connection with any termination or release pursuant to paragraph (a), (b), (c)
or (d) of this Section 5.13, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 5.13 shall be without recourse to or warranty by the Collateral Agent.

SECTION 5.14. Additional Grantors. Any Person required to become party to this Agreement pursuant to Section 6.11 of the Credit Agreement may do so by executing and delivering a Security Agreement Supplement and such Person shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 5.15. General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a sig- natory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provi- sions of this Agreement and such other Collateral Documents against any Grantor, the exercise of reme- dies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

SECTION 5.16. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the pro- visions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the con- tinuance of an Event of Default, which appointment is irrevocable (until the termination of the Credit Agreement) and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Collateral Agent to the Borrower of its intent to exercise such rights, with full power of sub- stitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, as- sign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to col- lect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (e) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as re- quiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the na- ture or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or no- tice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to be- come due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be respon- sible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or will- ful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attor- neys-in-fact or any material breach of any Loan Document by any of the foregoing.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EAGLE PARENT, INC. as Initial Grantor
EGL HOLDCO, INC. as Initial Grantor
[GRANTOR]
as Initial Grantor
[GRANTOR]
as Initial Grantor
[GRANTOR]
as Initial Grantor
[GRANTOR]
as Initial Grantor
[GRANTOR]
as Initial Grantor
[GRANTOR]
as Initial Grantor

By:	Name:
Title:

ROYAL BANK OF CANADA, as Collateral Agent

By:	Name:
Title:

SCHEDULE I TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT

Intellectual Property

Patents and Patent Applications

Registered owner/ Grantor	Patent Title	Country	Patent No. or Application No.

Trademarks and Trademark Applications

Registered owner/ Grantor	Trademark	Country	Patent No. or Application No.

Copyrights and Copyright Applications

Registered owner/ Grantor	Title of Work	Country	Patent No. or Application No.

SCHEDULE II TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT

Post Closing Actions

EXHIBIT I TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT

FORM OF SHORT FORM INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”)
dated May [ ], 2011, is made by the Persons listed on the signature pages hereof (collectively, the “Gran- tors”) in favor of Royal Bank of Canada, as Collateral Agent (the “Collateral Agent”) for the Secured
Parties. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Intellectual Property Security Agreement referred to therein.

WHEREAS, Eagle Parent, Inc. (the “Borrower”), EGL HOLDCO, INC. (“Holdings”), each Lender from time to time party thereto, Royal Bank of Canada, as Administrative Agent and Collat- eral Agent, Royal Bank of Canada as Swing Line Lender, and each other party thereto have entered into the Credit Agreement dated as of May [ ], 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have severally agreed to make Loans, the L/C Issuers to issue Letters of Credit and the Hedge Banks to enter into Secured Hedge Agreements to the Borrower upon the terms and subject to the conditions therein.

WHEREAS, in connection with the Credit Agreement, the Grantors have entered into the Intellectual Property Security Agreement dated May [ ], 2011 (as amended, amended and restated, sup- plemented or otherwise modified from time to time, the “Intellectual Property Security Agreement”) in order to induce the Lenders to make Loans, the L/C Issuers to issue Letters of Credit and the Hedge
Banks to enter into Secured Hedge Agreements.

WHEREAS, under the terms of the Intellectual Property Security Agreement, the Gran- tors have granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(a) the United States Patents (as defined in the Intellectual Property Security Agree- ment) set forth in Schedule A hereto;

(b) the United States registered Trademarks (as defined in the Intellectual Property Security Agreement) and Trademarks for which United States applications are pending set forth in Schedule B hereto; and

Exhibit I-1

(c) the United States registrations of Copyrights (as defined in the Intellectual Prop- erty Security Agreement) set forth in Schedule C hereto.

SECTION 2. Security for Obligations. The grant of a security interest in the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the secured Obligations and that would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that such secured Obligations are unenforceable or not allow- able due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 3. Recordation. This IP Security Agreement has been executed and delivered by the Grantors for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office and the United States Copyright Office. Each Grantor authorizes and re- quests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trade- marks record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been en- tered into in conjunction with the provisions of the Intellectual Property Security Agreement. Each Gran- tor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Intellectual Property Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this IP Security
Agreement and the terms of the Intellectual Property Security Agreement, the terms of the Intellectual Property Security Agreement shall govern.

SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. Severability. In case any one or more of the provisions contained in this IP Security Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Intellectual Property Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provi- sion in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[ ],
as Initial Grantor

By:	Name:
Title:

ROYAL BANK OF CANADA, as Collateral Agent

By:	Name:
Title:

SCHEDULE A

United States Patents and Patent Applications

Registered owner/ Grantor	Patent Title	Country	Patent No. or Application No.

SCHEDULE B

United States Trademarks and Trademark Applications

Registered owner/ Grantor	Trademark	Country	Patent No. or Application No.

SCHEDULE C

United States Copyright Registrations

Registered owner/ Grantor	Title of Work	Country	Patent No. or Application No.

EXHIBIT II TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

SUPPLEMENT NO. [ ] (this “Supplement”) dated as of [ ], to the Intel- lectual Property Security Agreement dated as of May [ ], 2011 among Eagle Parent, Inc. (the “Bor- rower”), EGL HOLDCO, INC. (“Holdings”), the Subsidiaries of the Company from time to time party thereto and Royal Bank of Canada, as Collateral Agent (the “Collateral Agent”) for the Secured Parties.

A. Reference is made to the Credit Agreement dated as of May [ ], 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, each Lender from time to time party thereto, Royal Bank of Canada, as Administra- tive Agent and Collateral Agent, and the other parties thereto, pursuant to which the Lenders have sever- ally agreed to make Loans, the L/C Issuers to issue Letters of Credit to the Borrower and the Hedge Banks to enter into Secured Hedge Agreements upon the terms and subject to the conditions therein.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Intellectual Property Security Agree- ment referred to therein.

C. In connection with the Credit Agreement, the Borrower, Holdings and the other Grantors have entered into the Intellectual Property Security Agreement in order to induce the Lenders to make Loans, the L/C Issuers to issue Letters of Credit and the Hedge Banks to enter into Secured Hedge Agreements. Section 5.14 of the Intellectual Property Security Agreement provides that additional Mate- rial Subsidiaries may become Grantors under the Intellectual Property Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Material Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agree- ment to become a Grantor under the Intellectual Property Security Agreement in order to induce the Lenders to make Loans, the L/C Issuers to issue Letters of Credit and the Hedge Banks to enter into Se- cured Hedge Agreements from time to time under the terms of the Credit Agreement.
Accordingly, the Collateral Agent and the New Grantor agree as follows: SECTION 1. In accordance with Section 5.14 of the Intellectual Property Security
Agreement, the New Grantor by its signature below becomes a Grantor under the Intellectual Property Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Intellectual Property Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representa- tions and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Intellectual Property Se- curity Agreement) of the New Grantor. Each reference to a “Grantor” in the Intellectual Property Secu- rity Agreement shall be deemed to include the New Grantor. The Intellectual Property Security Agree- ment is hereby incorporated herein by reference.
Exhibit II-1

SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, ex- cept as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor, and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as de- livery of a manually signed counterpart of this Supplement.

SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the Collateral and (b) set forth under its signa- ture hereto is the true and correct legal name of the New Grantor, its jurisdiction of formation and the lo- cation of its chief executive office.

SECTION 5. The Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the Collat- eral, including:

(a) the Patents (as defined in the Intellectual Property Security Agreement) set forth in Schedule I hereto;

(b) the registered Trademarks (as defined in the Intellectual Property Security Agreement) and Trademarks for which applications are pending set forth in Schedule I hereto; and

(c) the registrations of Copyrights (as defined in the Intellectual Property Security Agreement) and Copyrights for which applications are pending set forth in Schedule I hereto.

SECTION 6. The grant of a security interest in the Collateral by the Grantor under this Supplement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for princi- pal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Supplement secures the payment of all amounts that constitute part of the secured Obligations and that would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that such secured Obli- gations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 7. Grants, Rights and Remedies. This Supplement has been entered into in conjunction with the provisions of the Intellectual Property Security Agreement. The New Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Intellectual Property Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Supplement and the terms of the Intellectual Property Security Agreement, the terms of the Intellectual Property Security Agreement shall govern.

SECTION 8. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this Supplement with respect to United States Patents, United States registered Trademarks and Trademarks for which United States applications are pending, and United States registered Copy- rights listed in Schedule I hereto.

SECTION 9. Except as expressly supplemented hereby, the Intellectual Property Secu- rity Agreement shall remain in full force and effect.

SECTION 10. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Intellectual Property Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other juris- diction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or un-
enforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 12. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intellectual Property Security Agreement.

SECTION 13. Reimbursement of the Collateral Agent’s expenses under this Supplement shall be governed by the applicable sections of the Intellectual Property Security Agreement.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Intellectual Property Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:	Name:
Title:

Jurisdiction of Formation:
Address Of Chief Executive Office:

ROYAL BANK OF CANADA, as Collateral Agent

By:	Name:
Title:

SCHEDULE I TO SUPPLEMENT NO. [ ] TO THE
INTELLECTUAL PROPERTY SECURITY AGREEMENT

Intellectual Property

Patents and Patent Applications

Registered owner/ Grantor	Patent Title	Country	Patent No. or Application No.

Trademarks and Trademark Applications

Registered owner/ Grantor	Trademark	Country	Patent No. or Application No.

Copyrights and Copyright Applications

Registered owner/ Grantor	Title of Work	Country	Patent No. or Application No.

EXHIBIT J

FORM OF OFFICER’S CERTIFICATE

CLOSING CERTIFICATE

OF THE COMPANIES LISTED ON SCHEDULE I HERETO May [16], 2011

Reference is made to Section 4.01(a)(iv) of the Credit Agreement, dated as of May [16], 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Eagle Parent, Inc., a Delaware corporation (the “Borrower”), EGL Holdco, Inc., a Delaware corporation (“Holdings”), Royal Bank of Canada, as administrative agent and collateral agent, and each Lender from time to time party thereto. All capitalized terms used but not defined in this certificate shall have the meanings set forth in the Credit Agreement.

A. The undersigned secretary or assistant secretary (each, an “Authorized Secretary”) of the applicable entities listed on Schedule I hereby (each, a “Company”) certifies on behalf of the applicable Company and not in any personal capacity and without assuming any personal liability whatsoever as follows:

1. Attached hereto as Annex 1 is a true and complete copy of resolutions duly adopted by the board of directors, sole member, managing member, manager, general partner or equivalent body, as applicable, (or a duly authorized committee thereof), respectively, of each Company on May [16], 2011; such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption or execution to and including the date hereof and are now in full force and effect and are the only corporate proceedings of such Company now in force relating to or affecting the matters referred to therein.

2. Attached hereto as Annex 2 is a true and complete copy of the by-laws, operating agreement, limited liability company agreement or equivalent document, as applicable, of each Company as in effect on the date hereof.

3. Attached hereto as Annex 3 is a true and complete copy of the organizational documents of each Company as in effect on the date hereof.

4. Attached hereto as Annex 4 is a true and correct copy of a certificate of good standing issued to each Company by the jurisdiction set forth thereon.

5. The persons listed on Schedule VII are now duly elected and qualified Responsible Officers of the Companies, holding the offices indicated next to their respective names below, and the signatures appearing opposite their respective names below are the true and genuine signatures of such Responsible Officers, and each of such Responsible Officers is duly authorized to execute and deliver on behalf of each applicable Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the applicable Company pursuant to the Loan Documents to which it is a party.

B. The undersigned individual, in his/her capacity as a Responsible Officer of the applicable Companies listed on Schedule I does hereby certify that each Authorized Secretary is the duly elected or appointed secretary or assistant secretary, as the case may be, of the applicable Company and that the signature set forth above his/her name is his/her true signature.

[remainder of page left intentionally blank]

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

(Counterpart Signature Sheet No. 1) Name: Will Chen
Title: Chief Financial Officer and
Secretary

(Counterpart Signature Sheet No. 1) Name: Jason Wright
Title: President

(Counterpart Signature Sheet No. 2) Name: Will Chen
Title: Secretary

(Counterpart Signature Sheet No. 2) Name: Jason Wright
Title: President

(Counterpart Signature Sheet No. 3) Name: Timothy Taich
Title: Vice President, General Counsel and Secretary

(Counterpart Signature Sheet No. 3) Name: Kathleen M. Crusco
Title: Chief Financial Officer

(Counterpart Signature Sheet No. 4) Name: John D. Ireland
Title: Senior Vice President, General
Counsel and Secretary

(Counterpart Signature Sheet No. 4) Name: Michael A. Pietrini
Title: Executive Vice President and
Chief Financial Officer

(Counterpart Signature Sheet No. 5) Name: Vincent D. Lowder
Title: Secretary and Treasurer

(Counterpart Signature Sheet No. 5) Name: John D. Ireland
Title: President

Eagle Parent, Inc. EGL Holdco, Inc. Activant Group, Inc. Activant Solutions Inc.
Activant Internationl Holdings, Inc. HM Coop LLC
Epicor Software Corporation

Companies

Schedule I

SPECTRUM Human Resource Systems Corporation
CRS Retail Systems, Inc.

COUNTERPART SIGNATURE SHEET NO. 1

Attached to and forming a part of the Closing Certificate of the Authorized Secretary of the entities listed on Schedule II.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

Name: Will Chen
Title: Chief Financial Officer and Secretary

I, Jason Wright, President of the Company listed on Schedule II, do hereby certify on behalf of such Company, in such capacity and not individually, that Will Chen is the duly elected, qualified and acting Chief Financial Officer and Secretary of the Company listed on Schedule II, and that the signature of Will Chen set forth above is his true and genuine signature.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

By:	Name: Jason Wright
Title: President

COUNTERPART SIGNATURE SHEET NO. 2

Attached to and forming a part of the Closing Certificate of the Authorized Secretary of the entities listed on Schedule III.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

Name: Will Chen
Title: Secretary

I, Jason Wright, President of the Company listed on Schedule III, do hereby certify on behalf of such Company, in such capacity and not individually, that Will Chen is the duly elected, qualified and acting Secretary of the Company listed on Schedule III, and that the signature of Will Chen set forth above is his true and genuine signature.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

By:	Name: Jason Wright
Title: President

COUNTERPART SIGNATURE SHEET NO. 3

Attached to and forming a part of the Closing Certificate of the Authorized Secretary of the entities listed on Schedule IV.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

Name: Timothy Taich
Title: Vice President, General Counsel and
Secretary

I, Kathleen M. Crusco, Chief Financial Officer of the Companies listed on Schedule IV, do hereby certify on behalf of such Companies, in such capacity and not individually, that Timothy Taich is the duly elected, qualified and acting Vice President, General Counsel and Secretary of the Companies listed on Schedule IV, and that the signature of Timothy Taich set forth above is his true and genuine signature.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

By:	Name: Kathleen M. Crusco
Title: Chief Financial Officer

COUNTERPART SIGNATURE SHEET NO. 4

Attached to and forming a part of the Closing Certificate of the Authorized Secretary of the entities listed on Schedule V.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

Name: John D. Ireland
Title: Senior Vice President and General
Counsel and Secretary

I, Michael A. Pietrini, Executive Vice President and Chief Financial Officer of the Company listed on Schedule V, do hereby certify on behalf of such Company, in such capacity and not individually, that John D. Ireland is the duly elected, qualified and acting Senior Vice President and General Counsel and Secretary of the Company listed on Schedule V, and that the signature of John D. Ireland set forth above is his true and genuine signature.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

By:	Name: Michael A. Pietrini
Title: Executive Vice President and Chief
Financial Officer

COUNTERPART SIGNATURE SHEET NO. 5

Attached to and forming a part of the Closing Certificate of the Authorized Secretary of the entities listed on Schedule VI.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

Name: Vincent D. Lowder
Title: Secretary and Treasurer

I, John D. Ireland, President of the Companies listed on Schedule VI, do hereby certify on behalf of such Companies, in such capacity and not individually, that Vincent D. Lowder is the duly elected, qualified and acting Secretary and Treasurer of the Companies listed on Schedule VI, and that the signature of Vincent D. Lowder set forth above is his true and genuine signature.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

By:	Name: John D. Ireland
Title: President

Schedule II

Companies

Eagle Parent, Inc.

Schedule III

Companies

EGL Holdco, Inc.

Schedule IV

Companies

Activant Group, Inc. Activant Solutions Inc.
Activant Internationl Holdings, Inc.
HM Coop LLC

Schedule V

Companies

Epicor Software Corporation

Schedule VI

Companies

SPECTRUM Human Resource Systems Corporation
CRS Retail Systems, Inc.

Schedule VII

Incumbency

As to the Companies listed on Schedule II:

NAME	OFFICE	SIGNATURE
Jason Wright	President		_
Will Chen	Chief Financial Officer and Secretary		_
Roy Mackenzie	Vice President

As to the Companies listed on Schedule III:

NAME	OFFICE	SIGNATURE
Jason Wright Will Chen Roy Mackenzie	President Secretary Vice President		_ _ _

As to the Companies listed on Schedule IV:

NAME Pervez Qureshi	OFFICE President and Chief	SIGNATURE
	Executive Officer		_
Kathleen M. Crusco	Chief Financial Officer		_
Timothy Taich	Vice President, General Counsel and Secretary		_

As to the Companies listed on Schedule V:

NAME L. George Klaus	OFFICE President and Chief	SIGNATURE
	Executive Officer		_
Michael A. Pietrini	Executive Vice President and Chief Financial Officer		_
John D. Ireland	Senior Vice President, General Counsel		_
Vincent D. Lowder	Vice President, Assistant Treasurer		_

As to the Companies listed on Schedule VI:

NAME OFFICE SIGNATURE

John D. Ireland

Vincent D. Lowder

President _ Secretary and Treasurer _

ANNEX 1

Resolutions

ANNEX 2

By-Laws/Operating Agreements

ANNEX 3

Organizational Documents

ANNEX 4

Good Standing Certificates

EXHIBIT K

FORM OF DISCOUNTED PREPAYMENT OPTION NOTICE

Date: , 20

To: ROYAL BANK OF CANADA, as Administrative Agent

Ladies and Gentlemen:

This Discounted Prepayment Option Notice is delivered to you pursuant to Section 2.05(d)(ii) of that certain Credit Agreement, dated as of May [16], 2011 (as amended, amended and restated supplemented or otherwise modified from time to time the “Credit Agreement”; the terms defined therein being used herein as therein defined) among the undersigned (the “Borrower”), EGL Holdco, Inc., a Delaware cor- poration (“Holdings”), the Lenders party thereto and Royal Bank of Canada as Collateral Agent and Ad- ministrative Agent for the Lenders.

The Borrower hereby notifies you that, effective as of [ ], 20[ ], pursuant to Section 2.05(d)(ii) of the Credit Agreement, the Borrower hereby notifies each Lender that it is seeking:

to prepay [Tranche B Term][Incremental Term] Loans at a discount in an aggregate principal amount of $[ ]17 (the “Proposed Discounted Prepayment Amount”);

a percentage discount to the par value of the principal amount of [Term B][Incremental Term] Loans [greater than or equal to [ ]% of par value but less than or equal to [ ]% of par value][equal to [ ]% of par value] (the “Discount Range”);18 and a Lender Participation Notice on or before [ ], 20[ ]19, as determined pursuant to Section
2.05(d)(iii) of the Credit Agreement (the “Acceptance Date”).

The Borrower expressly agrees that this Discounted Prepayment Option Notice is subject to the provi- sions of Section 2.05(d) of the Credit Agreement.

The Borrower hereby represents and warrants to the Administrative Agent on behalf of the Administra- tive Agent and the Lenders as follows:

17 Insert amount that is minimum of $10.0 million.

18 Borrower may specify different Discount Ranges for Tranche B Term Loans and Incremental
Term Loans.

19 Insert date (a Business Day) that is at least five Business Days after date of the Discounted Pre- payment Option Notice.

1. No Event of Default under Section 8.01(a) or under Section 8.01(f) or (g) (in each case, with respect to the Borrower) has occurred and is continuing or would result from the Discounted Voluntary Prepayment

2. After giving effect to this Discounted Voluntary Prepayment, the aggregate principal amount of all Term Loans that are held by Sponsor Affiliated Lenders (by assignment) will not exceed 25% of the aggregate unpaid principal amount of the Term Loans out- standing as of the date of the Discounted Voluntary Prepayment.

3. Each of the other conditions to such Discounted Voluntary Prepayment contained in Sec- tion 2.05(d) of the Credit Agreement has been satisfied.

The Borrower respectfully requests that Administrative Agent promptly notify each of the Lenders party to the Credit Agreement of this Discounted Prepayment Option Notice.

IN WITNESS WHEREOF, the undersigned has executed this Discounted Prepayment Option Notice as of the date first above written.

EAGLE PARENT, INC.

By:	Name:
Title:

EXHIBIT L

FORM OF LENDER PARTICIPATION NOTICE

Date: , 20

To: ROYAL BANK OF CANADA, as Administrative Agent
[ ]

Ladies and Gentlemen:

Reference is made to (a) certain Credit Agreement, dated as of May [16], 2011 (as amended, amended and restated supplemented or otherwise modified from time to time the “Credit Agreement”; the terms defined therein being used herein as therein defined) among the undersigned (the “Borrower”), EGL Holdco, Inc., a Delaware corporation (“Holdings”), the Lenders party thereto and Royal Bank of Canada as Collateral Agent and Administrative Agent for the Lenders and (b) that certain Discounted Prepayment Option Notice, dated [ ], 20[ ], from the Borrower (the “Discounted Prepayment Option Notice”). Capi- talized terms used herein and not defined herein shall have the meaning ascribed to such terms in the Credit Agreement or the Discounted Prepayment Option Notice, as applicable.

The undersigned Lender hereby gives you notice, pursuant to Section 2.05(d)(iii) of the Credit Agree- ment, that it is willing to accept a Discounted Voluntary Prepayment on Loans held by such Lender:

in a maximum aggregate principal amount of

[$[ ] of Tranche B Term Loans]

[$[ ] of Incremental Term Loans] ([collectively,] the “Offered Loans”), and at a percentage discount to par value of the principal amount of [Tranche B Term] [Incremental
Term] Loans equal to [ ]%[20] of par value (the “Acceptable Discount”).[21]

The undersigned Lender expressly agrees that this offer is subject to the provisions of Section 2.05(d) of the Credit Agreement. Furthermore, conditioned upon the Applicable Discount determined pursuant to Section 2.05(d)(iii) of the Credit Agreement being a percentage of par value less than or equal to the Ac- ceptable Discount, the undersigned Lender hereby expressly consents and agrees to a prepayment of its [Tranche B Term] [Incremental Term] Loans pursuant to Section 2.05(d) of the Credit Agreement in an

20 Insert amount within Discount Range that is a multiple of 25 basis points.

21 Lender may specify different Acceptable Discounts for Tranche B Term Loans and Incremental Term Loans.

aggregate principal amount equal to the Offered Loans, as such principal amount may be reduced if the aggregate proceeds required to prepay Qualifying Loans (disregarding any interest payable in connection with such Qualifying Loans) would exceed the amount of aggregate proceeds required to prepay the Pro- posed Discounted Prepayment Amount for the relevant Discounted Voluntary Prepayment, and acknowl- edges and agrees that such prepayment of its Loans will be allocated at par value.

IN WITNESS WHEREOF, the undersigned has executed this Lender Participation Notice as of the date first above written.

[NAME OF LENDER]

By:	Name:
Title:

[By:	Name:
Title:]22

22 If a second signature is required.

EXHIBIT M

FORM OF DISCOUNTED VOLUNTARY PREPAYMENT NOTICE

FORM OF DISCOUNTED VOLUNTARY PREPAYMENT NOTICE

Date: , 20

To: ROYAL BANK OF CANADA, as Administrative Agent

Ladies and Gentlemen:

This Discounted Voluntary Prepayment Notice is delivered to you pursuant to Section 2.11(g)(v) of that certain Credit Agreement, dated as of May [16], 2011 (as amended, amended and restated supple- mented or otherwise modified from time to time the “Credit Agreement”; the terms defined therein being used herein as therein defined) among the undersigned (the “Borrower”), EGL Holdco, Inc., a Delaware corporation (“Holdings”), the Lenders party thereto and Royal Bank of Canada as Collateral Agent and Administrative Agent for the Lenders.

The Borrower hereby irrevocably notifies you that, pursuant to Section 2.05(d)(iv) of the Credit Agree- ment, the Borrower will make a Discounted Voluntary Prepayment to each Lender with Qualifying
Loans, which shall be made:

on or before [ ], 20[ ]23 , as determined pursuant to Section 2.05(d)(v) of the Credit Agreement, in the aggregate principal amount of
[$[ ] of Tranche B Term Loans]

[$[ ] of Incremental Term Loans], and

at a percentage discount to the par value of the principal amount of the [Tranche B Term] [Incre- mental Term] Loans equal to [ ]% of par value (the “Applicable Discount”).24

23 Insert date (a Business Day) that is at least three Business Days after the date of this Notice and no later than five Business Days after the Acceptance Date (or such later date as the Administra- tive Agent shall reasonably agree, given the time required to calculate the Applicable Discount and determine the amount and holders of Qualifying Loans).

24 The Applicable Discount for Tranche B Term Loans and Incremental Term Loans may differ.

The Borrower expressly agrees that this Discounted Voluntary Prepayment Notice is irrevocable and is subject to the provisions of Section 2.05(d) of the Credit Agreement.

The Borrower hereby represents and warrants to the Administrative Agent on behalf of the Administra- tive Agent and the Lenders as follows:

1. No Event of Default under Section 8.01(a) or under Section 8.01(f) or (g) (in each case, with respect to the Borrower) has occurred and is continuing or would result from the Discounted Voluntary Prepayment

2. After giving effect to this Discounted Voluntary Prepayment, the aggregate principal amount of all Term Loans that are held by Sponsor Affiliated Lenders (by assignment) will not exceed 25% of the aggregate unpaid principal amount of the Term Loans out- standing as of the date of the Discounted Voluntary Prepayment.

3. Each of the other conditions to such Discounted Voluntary Prepayment contained in Sec- tion 2.05(d) of the Credit Agreement has been satisfied.

The Borrower agrees that if prior to the date of the Discounted Voluntary Prepayment, any representa- tion or warranty made herein by it will not be true and correct as of the date of the Discounted Voluntary Prepayment as if then made, it will promptly notify the Administrative Agent in writing of such fact, who will promptly notify each participating Lender. After such notification, any participating Lender may re- voke its Lender Participation Notice within [two] Business Days of receiving such notification.

The Borrower respectfully requests that Administrative Agent promptly notify each of the Lenders party to the Credit Agreement of this Discounted Voluntary Prepayment Notice.

IN WITNESS WHEREOF, the undersigned has executed this Discounted Voluntary Prepayment No- tice as of the date first above written.

EAGLE PARENT, INC.

By:	Name:
Title: